         As filed with the Securities and Exchange Commission on April 25, 2001.

                                                  Registration No. 333-66303



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 4


                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                           (Exact name of Registrant)

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)


                             38500 Woodward Avenue

                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)


                               James D. Gallagher
                            Vice President, Secretary
                               and General Counsel
                    The Manufacturers Life Insurance Company
                                   of America
                                73 Tremont Street
                                Boston, MA 02108
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007

It is proposed that this filing will become effective:
_____ immediately upon filing pursuant to paragraph (b) of Rule 485

__X__ on April 30, 2001  pursuant to paragraph (b) of Rule 485

_____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____ on [date] pursuant to paragraph (a)(1) of Rule 485
_____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America
                       Registration Statement on Form S-6
                              Cross-Reference Sheet

FORM
N-8B-2
ITEM NO.    CAPTION IN PROSPECTUS
1           Cover Page; General Information About Manufacturers (Separate
            Account Three)

2           Cover Page; General Information About Manufacturers (Manufacturers
            Life of America)

3           *

4           Other Information (Distribution of the Policy)

5           General Information About Manufacturers Life (Separate Account
            Three)

6           General Information About Manufacturers (Separate Account Three)

7           *

8           *

9           Other Information (Litigation)

10          Death Benefits; Premium Payments; Charges and Deductions; Policy
            Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Provisions of the Policy; Other Information

11          General Information About Manufacturers (Manufacturers Investment
            Trust)

12          General Information About Manufacturers (Manufacturers Investment
            Trust)

13          Charges and Deductions

14          Issuing A Policy; Other Information (Responsibilities Assumed By
            Manufacturers Life)

15          Issuing A Policy

16          General Information About Manufacturers (Manufacturers Investment
            Trust)

17          Policy Surrender and Partial Withdrawals

18          General Information About Manufacturers

19          Other Information (Reports to Policyholders; Responsibilities
            Assumed By Manufacturers Life)

20          *

21          Policy Loans

22          *

23          **

24          Other Provisions of the Policy

25          General Information About Manufacturers (Manufacturers Life of
            America)

26          *

27          General Information About Manufacturers (Manufacturers Life of
            America)

28          Other Information (Officers and Directors)

29          General Information About Manufacturers (Manufacturers Life of
            America)

30          *

31          *

32          *

33          *

34          *

35          General Information About Manufacturers (Manufacturers Life of
            America); Other Information (Distribution of the Policies)

36          *

37          *

38          Other Information (Distribution of the Policies; Responsibilities of
            Manufacturers Life)

39          Other Information (Distribution of the Policies)

40          *

41          Other Information (Distribution of the Policies)

42          Other Information (Distribution of the Policies)

43          *

44          Policy Values --Determination of Policy Value; Units and Unit
            Values

45          *

46          Policy Surrender and Partial Withdrawals; Other Information --
            Payment of Proceeds

47          General Information About Manufacturers (Manufacturers Investment
            Trust)

48          *

49          *

50          General Information About Manufacturers

51          Issuing a Policy; Death Benefits; Premium Payments; Charges and
            Deductions; Policy Value; Policy Loans; Policy Surrender and Partial
            Withdrawals; Lapse and Reinstatement; Other Policy Provisions

52          Other Information (Substitution of Portfolio Shares)

53          General Information About Manufacturers (Separate Account Three);
            Tax Treatment of the Policy

54          *

55          *

56          *

57          *

58          *

59          Financial Statements

*        Omitted since answer is negative or item is not applicable.
**       Omitted.

                                     PART I
                     INFORMATION CONTAINED IN THE PROSPECTUS

PROSPECTUS

 SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                            VENTURE SURVIVORSHIP VUL
          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

This prospectus describes Survivorship VUL, a flexible premium survivorship variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company of America (the "Company" or "Manufacturers Life Of America," "we" or "us"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life").

The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage. This flexibility allows the policyowner to pay premiums and adjust insurance coverage in light of his or her current financial circumstances and insurance needs.

The Policy provides for:

(1) a Net Cash Surrender Value that can be obtained by surrendering the Policy;

(2) policy loans and partial withdrawals; and

(3) an insurance benefit payable at the death of the last-to-die of the Lives Insured.

Unless the No-Lapse Guarantee is in effect, the Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy. If the No-Lapse Guarantee is in effect, the Policy will remain in force as long as the No-Lapse Guarantee Cumulative Premium Test has been met.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account") to which the policyowner allocates net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios. The Portfolios available for allocation of Net Premiums are shown in the Policy Summary under "Investment Options and Investment Advisers." Other sub-accounts and Portfolios may be added in the future.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO, PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               The Manufacturers Life Insurance Company of America
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304



                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2001

TABLE OF CONTENTS

DEFINITIONS.................................................................................      4
POLICY SUMMARY
  General...................................................................................      6
  Death Benefits............................................................................      6
  Premiums..................................................................................      6
  Policy Value..............................................................................      6
  Policy Loans..............................................................................      6
  Surrender and Partial Withdrawals.........................................................      6
  Lapse and Reinstatement...................................................................      6
  Charges and Deductions....................................................................      7
  Investment Options and Investment Advisers................................................      7
  Investment Management Fees and Expenses...................................................      7
  Table of Charges and Deductions...........................................................      7
  Table of Investment Management Fees and Expenses..........................................      8
  Table of Investment Options and Investment Subadvisers....................................     10
GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT, AND THE TRUST
  Manufacturers Life of America.............................................................     11
  The Separate Account......................................................................     12
  The Trust.................................................................................     12
  Investment Objectives of the Portfolios...................................................     12
ISSUING A POLICY
  Requirements..............................................................................     16
  Temporary Insurance Agreement.............................................................     16
  Right to Examine the Policy...............................................................     16
DEATH BENEFITS..............................................................................     17
  Life Insurance Qualification..............................................................     17
  Death Benefit Options.....................................................................     18
  Changing the Face Amount..................................................................     18
PREMIUM PAYMENTS
  Initial Premiums..........................................................................     19
  Subsequent Premiums.......................................................................     19
  Maximum Premium Limitation................................................................     19
  Premium Allocation........................................................................     19
CHARGES AND DEDUCTIONS
  Amount Deducted from Premium..............................................................     20
  Surrender Charges.........................................................................     20
  Monthly Charges...........................................................................     23
  Charges for Transfers.....................................................................     24
  Reduction in Charges......................................................................     24
SPECIAL PROVISIONS FOR EXCHANGES............................................................     24
COMPANY TAX CONSIDERATIONS..................................................................     24
POLICY VALUE
  Determination of the Policy Value.........................................................     25
  Units and Unit Values.....................................................................     25
  Transfers of Policy Value.................................................................     26
POLICY LOANS................................................................................     27
  Effect of Policy Loan.....................................................................     27
  Interest Charged on Policy Loans..........................................................     27
  Loan Account..............................................................................     27
POLICY SURRENDER AND PARTIAL WITHDRAWALS
  Policy Surrender..........................................................................     27
  Partial Withdrawals.......................................................................     28
LAPSE AND REINSTATEMENT
  Lapse.....................................................................................     28
  No-Lapse Guarantee........................................................................     28
  No-Lapse Guarantee Cumulative Premium Test................................................     29

  Reinstatement.............................................................................     29
THE GENERAL ACCOUNT.........................................................................     29
  Fixed Account.............................................................................     29
OTHER PROVISIONS OF THE POLICY
  Policyowner Rights........................................................................     30
  Beneficiary...............................................................................     30
  Incontestability..........................................................................     31
  Misstatement of Age or Sex................................................................     31
  Suicide Exclusion.........................................................................     31
  Supplementary Benefits....................................................................     31
TAX TREATMENT OF THE POLICY.................................................................     31
  Life Insurance Qualification..............................................................     31
  Tax Treatment of Policy Benefits..........................................................     33
  Alternate Minimum Tax.....................................................................     36
  Income Tax Reporting......................................................................     36
OTHER INFORMATION
  Payment of Proceeds.......................................................................     36
  Reports to Policyowners...................................................................     36
  Distribution of the Policies..............................................................     37
  Responsibilities of Manufacturers Life....................................................     37
  Voting Rights.............................................................................     37
  Substitution of Portfolio Shares..........................................................     38
  Records and Accounts......................................................................     38
  State Regulations.........................................................................     38
  Litigation................................................................................     38
  Independent Auditors......................................................................     38
  Further Information.......................................................................     39
  Officers and Directors....................................................................     39
  Optional Term Rider.......................................................................     41
  Illustrations.............................................................................     41
APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS    A-1
APPENDIX B - AUDITED FINANCIAL STATEMENTS...................................................    B-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST.


The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.


Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.






 SVUL99(20)/(10).PRO5/2001

DEFINITIONS

Additional Rating
is an increase to the Cost of Insurance Rate for any of the Lives Insured who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age
on any date is each of the Lives Insured's age on their birthday closest to the policy date.

Attained Age
is the Age plus the number of whole years that have elapsed since the Policy
Date.

Business Day
is any day that the New York Stock Exchange is open for trading. The net asset value of the underlying shares of a Sub-Account will be determined as of the end of each Business Day. The Company will deem each Business Day to end at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Cash Surrender Value
is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

Effective Date
is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account
is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Gross Withdrawal
is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Investment Account
is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date
is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured
is the last-to-die of the Lives Insured.

Lives Insured
are the persons whose lives are insured under this policy. References to the youngest of the Lives Insured means the youngest person insured under this policy when it is first issued.

Loan Account
is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Net Cash Surrender Value
is the Cash Surrender Value less the Policy Debt.

Net Policy Value
is the Policy Value less the value in the Loan Account.

Net Premium
is the gross premium paid less any amounts deducted from the premium. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee
When the Policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period


is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. (The No Lapse Guarantee Period for a particular Policy is stated in the Policy.)


No-Lapse Guarantee Premium
is set at issue and is recalculated whenever there is a policy change.

No-Lapse Guarantee Cumulative Premium
is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount will change if any of the following changes occur under the
Policy:

- the face amount of insurance changes.
- a Supplementary Benefit is added, changed or terminated.
- the risk classification of any of the Lives Insured changes because of a change in smoking status.
- a temporary Additional Rating is added (due to a face amount increase), or terminated.
- the Death Benefit Option Changes.

No-Lapse Guarantee Cumulative Premium Test is a test that is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date
is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt
as of any date equals (a) plus (b) plus (c) minus (d), where:

         (a)      is the total amount of loans borrowed as of such date;

         (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

         (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

         (d)      is the total amount of loan repayments as of such date.

Policy Value
is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address
is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period
is the period following the Issue Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Written Request
is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

POLICY SUMMARY

GENERAL


The Policy is a flexible premium survivorship variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.

DEATH BENEFITS

The Policy provides a death benefit in the event of the death of the last-to-die of the Lives Insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit. The policyowner may change the death benefit option and increase or decrease the Face Amount.

OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

PREMIUMS

Premium payments may be made at any time and in any amount, subject to certain limitations as described under "Premium Payments -- Subsequent Premiums." Net Premiums will be allocated, according to the policyowner's instructions, to one or more of the general account and the sub-accounts of Manufacturers Life of America's Separate Account Three. Allocation instructions may be changed at any time and transfers among the accounts may be made.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policyowner has allocated premiums. The policyowner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the Policy.

POLICY LOANS

The policyowner may borrow against the Cash Surrender Value of the Policy. Loan interest at a rate of 5.25% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

The policyowner may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee is in effect, a Policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policyowner. If the No-Lapse Guarantee is in effect, the Policy will lapse if the No-Lapse Guarantee Cumulative Premium Test (see definition) has not been met.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A lapsed Policy may be reinstated by the policyowner at any time within the five year period following lapse provided none of the Lives Insured dies after the policy termination and the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

The Company assesses certain charges and deductions in connection with the Policy. These include: (i) charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, (ii) amounts deducted from premiums paid (iii) and charges assessed on surrender or lapse. These charges are summarized in the Table of Charges and Deductions.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

Net Premiums may be allocated to the general account or to one or more of the sub-accounts of Manufacturers Life of America's

Separate Account Three. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940. The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.


Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.


INVESTMENT MANAGEMENT FEES AND EXPENSES

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS
Amount Deducted from Premium                          7.50% of each premium paid.

Surrender Charges                                     A Surrender Charge is applicable during the first 15
                                                      Policy Years. The Surrender Charge is determined by
                                                      the following formula:

                                                      Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

                                                      The Grading Percentage is based on the issue age of
                                                      the youngest insured and the policy year in which the
                                                      transaction causing the assessment of the charge
                                                      occurs and is set forth in the table under "Surrender
                                                      Charges."

                                                      The Surrender Charge Rate is calculated as follows:

                                                      Surrender Charge Rate = (Factor) x (Surrender Face
                                                      Amount / 1000) + (82.5%) x (Surrender Charge Premium)

                                                      The Surrender Charge Premium is the lesser of:

                                                      (a)   the premiums paid during the first policy year;

                                                      (b)   the premium amount used to measure the maximum Surrender
                                                            Charge under the Policy;

                                                      (c)   the net level annual premium required to provide
                                                            level insurance to attained age 100 of the younger
                                                            insured based on guaranteed monthly mortality charges
                                                            and an interest rate of 4%; and

                                                      (d)   $60 per $1000 of Face Amount.

                                                      A portion of this charge may be assessed on a partial
                                                      withdrawal, as set forth under "Charges and
                                                      Deductions -- Surrender Charges on a Partial
                                                      Withdrawal."

Monthly Deductions                                    An administration charge of $30 plus $0.08 per $1,000
                                                      of current face amount per policy month will be
                                                      deducted in the first policy year. In subsequent
                                                      years, the administration charge will not exceed $15
                                                      plus $0.02 per $1,000 of current Face Amount per
                                                      policy month.

                                                      The cost of insurance charge.

                                                      Any additional charges for supplementary benefits.

                                                      A mortality and expense risks charge. This charge varies by Policy
                                                      Year as follows:

                                                        CURRENT AND
                                                        GUARANTEED         EQUIVALENT
                                                          MONTHLY            ANNUAL
                                                         MORTALITY        MORTALITY AND
                                                        AND EXPENSE          EXPENSE
   POLICY YEARS                                        RISKS CHARGE        RISK CHARGE
   ------------                                        ------------        -----------
1-20..................................................    0.063%              0.75%
21+...................................................    0.033%              0.40%

                                                      All of the above charges are deducted from the Net Policy Value.

Loan Charges                                          A fixed loan interest rate of 5.25%.
                                                      Interest credited to amounts in the Loan
                                                      Account will be equal to the 5.25% rate charged to
                                                      the loan less the current and maximum loan spread of
                                                      1.25%.

Transfer Charge                                       A charge of $25 per transfer for each transfer in
                                                      excess of 12 in a Policy Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES

TRUST ANNUAL EXPENSES


(as a percentage of Trust average net assets for the fiscal year ended December 31, 2000)



                                                         OTHER EXPENSES
                                      MANAGEMENT        (AFTER EXPENSE          TOTAL TRUST
TRUST PORTFOLIO                          FEES            REIMBURSEMENT)       ANNUAL EXPENSES
                                                                              (After Expense
                                                                               Reimbursement)
---------------------------------------------------------------------------------------------
Internet Technologies ......            1.150%               0.130%               1.280%(E)
Pacific Rim Emerging Markets            0.850%               0.180%               1.030%
 Telecommunications ........            1.100%               0.130%               1.230%(A)
Science & Technology .......            1.100%(f)            0.040%               1.140%
International Small Cap ....            1.100%               0.440%               1.540%
Health Sciences ............            1.100%(f)            0.130%               1.230%(A)
Aggressive Growth ..........            1.000%               0.070%               1.070%
Emerging Small Company .....            1.050%               0.050%               1.100%
Small Company Blend ........            1.050%               0.140%               1.190%
Dynamic Growth .............            1.000%               0.070%               1.070%(E)
Mid Cap Growth .............            1.000%               0.280%               1.280%(A)
Mid Cap Opportunities ......            1.000%               0.230%               1.230%(A)
Mid Cap Stock ..............            0.925%               0.075%               1.000%
All Cap Growth .............            0.950%               0.050%               1.000%
Financial Services .........            0.950%               0.090%               1.040%(A)
Overseas ...................            0.950%               0.200%               1.150%
International Stock ........            1.050%(f)            0.180%               1.230%
International Value ........            1.000%               0.180%               1.180%
Capital Appreciation .......            0.900%               0.500%(H)            1.400%(H)
Strategic Opportunities (I).            0.850%               0.050%               0.900%
Quantitative Mid Cap .......            0.800%               0.070%               0.870%(A)
Global Equity ..............            0.900%               0.120%               1.020%
Strategic Growth ...........            0.900%               0.120%               1.020%(A)
Growth .....................            0.850%               0.050%               0.900%
Large Cap Growth ...........            0.875%               0.065%               0.940%
All Cap Value ..............            0.950%               0.140%               1.090%(A)
Capital Opportunities ......            0.900%               0.160%               1.060%(A)
Quantitative Equity ........            0.700%               0.050%               0.750%
Blue Chip Growth ...........            0.875%(f)            0.035%               0.910%
Utilities ..................            0.900%               0.270%               1.170%(A)
Real Estate Securities .....            0.800%(A)            0.060%               0.860%
Small Company Value ........            1.050%(f)            0.190%               1.240%
Mid Cap Value ..............            0.950%               0.160%               1.110%(A)
Value ......................            0.800%               0.060%               0.860%
Tactical Allocation ........            0.900%               0.430%               1.330%(E)
Fundamental Value ..........            0.950%               0.130%               1.080%(A)

Growth & Income ............. ..           0.750%               0.040%               0.790%
U.S. Large Cap Value ..........            0.875%               0.055%               0.930%
Equity-Income .................            0.875%(f)            0.035%               0.910%
Income & Value ................            0.800%               0.060%               0.860%
Balanced ......................            0.704%(A)            0.060%               0.764%
High Yield ....................            0.775%               0.065%               0.840%
Strategic Bond ................            0.775%               0.095%               0.870%
Global Bond ...................            0.800%               0.200%               1.000%
Total Return ..................            0.775%               0.065%               0.840%
Investment Quality Bond .......            0.650%               0.080%               0.730%
Diversified Bond ..............            0.750%               0.060%               0.810%
U.S. Government Securities ....            0.650%               0.070%               0.720%
Money Market ..................            0.500%               0.040%               0.540%
Small Cap Index ...............            0.525%               0.075%(G)            0.600%(E)
International Index ...........            0.550%               0.050%(G)            0.600%(E)
Mid Cap Index .................            0.525%               0.075%(G)            0.600%(E)
Total Stock Market Index ......            0.525%               0.075%(G)            0.600%(E)
500 Index .....................            0.525%               0.025%(G)            0.550%(E)
Lifestyle Aggressive 1000(D)...            0.070%               1.050%(B)            1.120%(C)
Lifestyle Growth 820(D) .......            0.055%               0.980%(B)            1.035%(C)
Lifestyle Balanced 640(D) .....            0.055%               0.890%(B)            0.945%(C)
Lifestyle Moderate 460(D) .....            0.064%               0.820%(B)            0.884%(C)
Lifestyle Conservative 280(D)..            0.075%               0.780%(B)            0.855%(C)


-----------------

(A)      Based on estimates to be made during the current fiscal year.

(B)      Reflects expenses of the Underlying Portfolios.

(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as follows:

                  If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)


         This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31,
         2000) as noted in the chart below:



                                                   MANAGEMENT          OTHER          TOTAL TRUST
               TRUST PORTFOLIO                        FEES            EXPENSES      ANNUAL EXPENSES
               ---------------                        ----            --------      ---------------
               Lifestyle Aggressive 1000             0.070%            1.075%            1.145%
               Lifestyle Growth 820 .....            0.055%            0.990%            1.045%
               Lifestyle Balanced 640 ...            0.055%            0.900%            0.955%
               Lifestyle Moderate 460 ...            0.064%            0.845%            0.909%
               Lifestyle Conservative 280            0.075%            0.812%            0.887%


(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (C) above.


(E) Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.



(F) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust and the Equity-Income Trust. The fee reduction is based on the combined asset level of all five portfolios and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

                        Combined Asset Levels                                 Fee Reduction
                                                                  (As a Percentage of the Advisory Fee)
                        First $750 million                                        0.0%
                        Between $750 million and $1.5 billion                     2.5%
                        Between $1.5 billion and $3.0 billion                    3.75%
                        Over $3.0 billion                                         5.0%



         The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the adviser. As of February 28, 2001, the combined asset level for all four portfolios was approximately $4.469 billion resulting in a fee reduction of 3.065%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.



(G) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.097% and 0.650%, respectively, for the International Index Trust, 0.125% and 0.650%, respectively, for the Small Cap Index Trust, and 0.164% and 0.690%, respectively, for the Mid Cap Index Trust and 0.090% and 0.620%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2001 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.



(H) Annualized - For period November 1, 2000 (commencement of operations) to December 31, 2000. For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Appreciation Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2000. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.700% and 1.600%, respectively. These voluntary expense reimbursements may be terminated at any time.



(I)      Formerly, Mid Cap Blend.


TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS


      The Trust currently has twenty-five subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of ours.



            SUBADVISER                                              PORTFOLIO
            A I M Capital Management, Inc.                          All Cap Growth Trust
                                                                    Aggressive Growth Trust

            Capital Guardian Trust Company                          Small Company Blend Trust
                                                                    U.S. Large Cap Value Trust
                                                                    Income & Value Trust
                                                                    Diversified Bond Trust

            Cohen & Steers Capital Management, Inc.                 Real Estate Securities Trust

            Davis Select Advisers, L.P.                             Financial Services Trust
                                                                    Fundamental Value Trust

            The Dreyfus Corporation                                 All Cap Value Trust

            Fidelity Management & Research Company                  Strategic Opportunities Trust(A)
                                                                    Large Cap Growth Trust
                                                                    Overseas Trust

            Founders Asset Management LLC                           International Small Cap Trust
                                                                    Balanced Trust(C)

            Franklin Advisers, Inc.                                 Emerging Small Company Trust

            INVESCO Funds Group, Inc.                               Telecommunications Trust
                                                                    Mid Cap Growth Trust

            Janus Capital Corporation                               Dynamic Growth Trust

            Jennison Associates LLC                                 Capital Appreciation Trust

            Lord, Abbett & Co.                                      Mid Cap Value Trust

            Manufacturers Adviser Corporation                       Pacific Rim Emerging Markets Trust
                                                                    Quantitative Equity Trust
                                                                    Quantitative Mid Cap Trust
                                                                    Money Market Trust
                                                                    Index Trusts
                                                                    Lifestyle Trusts(B)
                                                                    Balanced Trust(C)

            Massachusetts Financial Services Company                Strategic Growth Trust
                                                                    Capital Opportunities Trust
                                                                    Utilities Trust

            Miller Anderson & Sherrerd, LLP                         Value Trust
                                                                    High Yield Trust

            Brinson Advisors, Inc.                                  Tactical Allocation Trust
            (formerly, Mitchell Hutchins Asset Management  Inc.)

            Munder Capital Management                               Internet Technologies Trust

            Pacific Investment Management Company                   Global Bond Trust
                                                                    Total Return Trust

            Putnam Investment Management, L.L.C.                    Mid Cap Opportunities Trust
                                                                    Global Equity Trust

            Salomon Brothers Asset Management Inc                   U.S. Government Securities Trust
                                                                    Strategic Bond Trust

            SSgA Funds Management, Inc.                             Growth Trust
                                                                    Lifestyle Trusts(B)

            T. Rowe Price Associates, Inc.                          Science & Technology Trust
                                                                    Small Company Value Trust
                                                                    Health Sciences Trust
                                                                    Blue Chip Growth Trust
                                                                    Equity-Income Trust

            T. Rowe Price International, Inc.                       International Stock Trust

            Templeton Investment Counsel, Inc.                      International Value Trust

            Wellington Management Company, LLP                      Growth & Income Trust
                                                                    Investment Quality Bond Trust
                                                                    Mid Cap Stock Trust


-----------------

            (A)         Formerly, the Mid Cap Blend Trust.



            (B) SSgA Funds Management, Inc. provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.



            (C) A shareholders meeting has been scheduled for May 4, 2001 to approve Manufacturers Adviser Corporation as the new subadviser to the Balanced Trust. If this change is approved by shareholders, it will be effective immediately.

GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND THE TRUST

MANUFACTURERS LIFE OF AMERICA


The Manufacturers Life Insurance Company of America ("Manufacturers Life of America") is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Its ultimate parent entity is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.


RATINGS

Manufacturers Life and Manufacturers Life of America have received the following ratings from independent rating agencies:


            Standard and Poor's Insurance Ratings Service:             AA+ (for financial strength)
            A.M. Best Company:                                         A++ (for financial strength)
            Fitch:                                                     AAA (for financial strength)
            Moody's Investors Service, Inc.:                           Aa2 (for financial strength)


These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manufacturers Life of America as a measure of the Company's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.

REGISTRATION


The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.


THE TRUST

Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manufacturers Life of America may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:


The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).


The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.



The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.


The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.


The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase.



The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. companies, with a focus on growth stocks of mid size companies.


The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset,s under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.



The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% of the portfolio's assets are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.


The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.


The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.



The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.



The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.



The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.



The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.


The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.



The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.


The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.



The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity and debt securities of domestic and foreign companies in the utilities industry.



The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing , under normal market conditions, substantially (at least 65% of total assets) in equity securities of real estate companies, such as real estate investment trusts ("REITs").



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Normally, the portfolio will invest at least 65% of its total assets in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.



The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolios total assets in equity securities which the subadviser believes to be undervalued in the marketplace. Normally, at least 65% of the portfolio's total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.


The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.


The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.


The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.


The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U.S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co.

Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex and/or smoking status, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy is issued with a Policy Date, an Effective Date and an Issue Date (see Definitions). The Issue Date is the date from which the Suicide and Validity provisions of the Policy are determined and is the expected date of actual delivery of the Policy to the policyowner. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the Policy issuance. The Policy Date is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which Policy Years, Policy Months and Policy Anniversaries are determined.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:


(i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and


(ii)        the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

Manufacturers Life of America will generally issue a Policy only if it has a Face Amount of at least $250,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Lives Insured meet the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after it is received. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Manufacturers Life of America agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund in full the payment made.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

DEATH BENEFITS

If the Policy is in force at the time of the death of the last-to-die of the Lives Insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

LIFE INSURANCE QUALIFICATION

This product uses the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

- A change in the policy's Face Amount.

- A change in the death benefit option.

- Partial Withdrawals.

- Addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policyowner to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.

MINIMUM DEATH BENEFIT


The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. The Minimum Death Benefit Percentages are shown in the Table of Minimum Death Benefit Percentages.


TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES

ATTAINED AGE                                        APPLICABLE PERCENTAGE
------------                                        ---------------------
40 and under..............................                    250%
45........................................                    215%
50........................................                    185%
55........................................                    150%
60........................................                    130%
65........................................                    120%
70........................................                    115%
75........................................                    105%
90........................................                    105%
95 and above..............................                    100%

To determine the Applicable Percentage in the above table, use the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. For ages not shown, the Applicable Percentage can be found by reducing the values proportionately

DEATH BENEFIT OPTIONS

There are two death benefit options, described below.

DEATH BENEFIT OPTION 1

Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2

Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION

The death benefit option may be changed on the first day of any policy month once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change. The Policy will not be assessed a Surrender Charge for a reduction in Face Amount solely due to a change in the death benefit option.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change. No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this Prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date Manufacturers Life of America approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if any of the Lives Insureds' Attained Ages at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in face amount will usually result in the Policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have free look right with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first.

DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manufacturers Life of America approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.


The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium. (For policies issued in the state of Florida, the minimum initial premium in one-twelfth of the No-Lapse Guarantee Value Deduction (which is set forth in the Table of Values in your policy).


On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the youngest of the Lives Insured has reached Attained Age 100, or the date such person would have reached Attained Age 100, if living, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manufacturers Life of America will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

In no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to either the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

AMOUNT DEDUCTED FROM PREMIUM

Manufacturers Life of America deducts an amount from each premium payment, equal to 7.50% of the premium.

SURRENDER CHARGES

The Company will deduct a Surrender Charge if during the first 15 years following the Policy Date, or the effective date of a Face Amount increase:

- the Policy is surrendered for its Net Cash Surrender Value,

- a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount), or

- the Policy lapses.

SURRENDER CHARGE CALCULATION

The Surrender Charge for the initial Face Amount or for the amount of any increase in Face Amount is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

Surrender Charge Rate (the calculation is also described in words below)

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

DEFINITIONS OF THE FORMULA FACTORS ABOVE

Surrender Face Amount
If the Face Amount at the time of surrender is equal to or less than the initial Face Amount, then the Surrender Face Amount is equal to the Face Amount at the time of surrender. However, if the Face Amount has increased, then the surrender charge is calculated separately on (a) the initial Face Amount and (b) on the amount of Face Amount above the initial Face Amount. In the case of (a), the Surrender Face Amount is equal to the initial Face Amount and in the case of (b) the Surrender Face Amount is equal to the Face Amount above the initial Face Amount.

The Factor is set forth in the following chart:

ISSUE AGE                                                            FACTOR
---------                                                            ------
38 or younger...................................................       3.75
39..............................................................       4.25
40..............................................................       4.75
41..............................................................       5.25
42..............................................................       5.75
43..............................................................       6.25
44..............................................................       6.75
45..............................................................       7.25
46..............................................................       7.75
47..............................................................       8.25
48 or older.....................................................       8.50

The Surrender Charge Premium is the lesser of:

(a)   the premiums paid during the first policy year;
(b) the premium amount used to measure the maximum Surrender Charge under the Policy;
(c) the net level annual premium ("Net Level Premium") required to provide level insurance to attained age 100 of the younger insured based on guaranteed maximum mortality charges and an interest rate of 4%; and
(d)   $60 per $1000 of Face Amount.

Grading Percentage

The grading percentage is based on the issue age of the youngest insured and the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                                                                           Surrender Charge Grading Percentage
                                                                           -----------------------------------
ISSUE AGES OF YOUNGER INSURED                         0-75           76           77            78           79            80+
-----------------------------                         ----           --           --            --           --            ---
Policy Year 1................................          93%           92%          92%           91%          90%           90%
Policy Year 2................................          86%           85%          84%           83%          81%           80%
Policy Year 3................................          80%           78%          76%           75%          72%           70%
Policy Year 4................................          73%           71%          69%           66%          63%           60%
Policy Year 5................................          66%           64%          61%           58%          54%           50%
Policy Year 6................................          60%           57%          53%           50%          45%           40%
Policy Year 7................................          53%           50%          46%           41%          36%           30%
Policy Year 8................................          46%           42%          38%           33%          27%           20%

Policy Year 9................................          40%           35%          30%           25%          18%           10%
Policy Year 10...............................          33%           28%          23%           16%           9%            0%
Policy Year 11...............................          26%           21%          15%            8%           0%
Policy Year 12...............................          20%           14%           7%            0%
Policy Year 13...............................          13%            7%           0%
Policy Year 14...............................           6%            0%
Policy Year 15...............................           0%

Formulas Described in Words

    Surrender Charge

The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed 15 years.

    Surrender Charge Rate

The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals the Factor multiplied by the Surrender Face Amount divided by 1000 and (b) equals 82.5% times the Surrender Charge Premium.

Illustration of Surrender Charge Calculation

    Assumptions

- 50 year old male and 40 year old female (standard risks and nonsmoker status)

- Policy issued 7 years ago

- $904 in premiums have been paid on the Policy in equal annual installments over the 7 year period

- the premium amount used to measure the maximum Surrender Charge under the Policy is $2,188

- Net Level Premium for the Policy is $2,541

- Face Amount of the Policy is $250,000

- Policy is surrendered during the last month of the seventh policy year

    Surrender Charge

The Surrender Charge to be assessed would be $1,025, determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

     1933.30 = (4.75) x ($250,000 / 1000) + (82.5%) x (904)

     The Surrender Charge Rate is equal to 1933.30.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

     $1,025 = (1933.30) x (53%)

     The Surrender Charge is equal to $1,025.

The following calculation illustrates the maximum Surrender Charge that would be payable on a Policy under the assumptions set forth below.

Illustration of Maximum Surrender Charge Calculation

    Assumptions

- 50 year old male and 40 year old female (standard risks and nonsmoker status)

- Policy issued 7 years ago

- $2,188 in premiums have been paid on the Policy in equal annual installments over the 7 year period

- the premium amount used to measure the maximum Surrender Charge under the Policy is $2,188

- Net Level Premium for the Policy is $2,541

- Face Amount of the Policy is $250,000

- Policy is surrendered during the last month of the seventh policy year

    Maximum Surrender Charge

The maximum Surrender Charge to be assessed would be $1,586, determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

     2,992.60 = (4.75) x ($250,000 / 1000) + (82.5%) x (2,188)

     The Surrender Charge Rate is equal to 2,992.60.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

     $1,586 = (2992.60) x (53%)

     The maximum Surrender Charge payable on the Policy is equal to $1,586.

Depending upon the Face Amount of the Policy, the age of the youngest insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

Manufacturers Life of America may reduce the surrender charge as described above on policies where the anticipated annual premium is $100,000 or greater and the Policy is issued as part of an employer sponsored split dollar or keyman arrangement; 80% of the Surrender Charge will be waived during the first year of the Policy, 60% during the second year and 40% during the third year. The full Surrender Charge will be imposed if the surrender takes place in a fourth or subsequent Policy Year.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

WITHDRAWAL TIER AMOUNT

The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value as at the last Policy Anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the Withdrawal Tier Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the youngest of the Lives Insured reaches Attained Age 100, or the date such person would have reached Attained Age 100, if living. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:

(i)   a monthly administration charge;

(ii)  a monthly charge for the cost of insurance;

(iii) a monthly mortality and expense risk charge;

(iv)  a monthly charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value.

ADMINISTRATION CHARGE

This charge will be equal to $30 plus $0.08 per $1,000 of current face amount per Policy Month in the first Policy Year. For all subsequent Policy Years, the administration charge will not exceed $15 plus $0.02 per $1,000 of current face amount per Policy Month. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b) is the Policy Value as of the first day of the Policy Month prior to deduction of monthly cost of insurance.

The rates for the cost of insurance are blended and based upon the Attained Age, sex, and Risk Classification of the Lives Insured.

Cost of insurance rates will generally increase with the age of each of the Lives Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of Lives Insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Lives Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge will be made applicable to such Supplementary Benefit.

MORTALITY AND EXPENSE RISK CHARGE

A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that Lives Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                                                             CURRENT AND
                                                             GUARANTEED
                                                          MONTHLY MORTALITY        EQUIVALENT ANNUAL
                                                             AND EXPENSE             MORTALITY AND
   POLICY YEAR                                              RISKS CHARGE             RISKS CHARGE
   -----------                                              ------------             ------------
1-20.............................................              0.063%                    0.75%
21+..............................................              0.033%                    0.40%

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year, other than transfers made pursuant to the Dollar Cost Averaging or Asset Allocation Balancer programs.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees or agents of Manufacturers Life and its subsidiaries. Manufacturers Life of America reserves the right to reduce any of the Policy's loads or charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manufacturers Life of America believes to be relevant to the expected reduction of its expenses.

Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manufacturers Life of America may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance policies issued either by the Company or Manufacturers Life Insurance Company (U.S.A.) to exchange their policies for the Policies described in this prospectus (and likewise, owners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued either by the Company or by Manufacturers Life Insurance Company (U.S.A)). Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS


At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.


POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manufacturers Life of America. For a detailed description of the Fixed Account, see "The General Account -- Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans -- Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. In addition, transfer privileges are subject to any restrictions that may be imposed by the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a)   within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program. If insufficient funds exist to effect a Dollar Cost Averaging transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manufacturers of America otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

At any time while this Policy is in force, a policyowner may borrow against the Policy Value of the Policy. The amount of any loan cannot exceed 90% of the Policy's Net Cash Surrender Value. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits -- Policy Loan Interest."

LOAN VALUE

The Loan Value is equal to the Policy's Net Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the Lives Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.25%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan, discounted by 4%, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% and is guaranteed not to exceed this amount.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the Lives Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan sub-account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manufacturers Life of America receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions -- Surrender Charges."

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Tax Treatment of Policy Benefits -- Surrender or Lapse." Manufacturers Life of America will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE


(See below for provisions applicable for policies issued in Florida)


In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if the face amount of the Policy is changed, if there is a Death Benefit Option change, or if there is any change in the supplementary benefits added to the Policy or in the risk classification of any Lives Insured because of a change in smoking status.

The No-Lapse Guarantee Period is described under "Definitions".

While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that the Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium load.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.


            Policies Issued in Florida. The following changes are applicable for Policies issued in Florida:



A No-Lapse Guarantee Value Test (as opposed to a No-Lapse Guarantee Cumulative Premium Test) is used to determine whether the No-Lapse Guarantee is in effect.



The No-Lapse Guarantee Value Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid less:



(a)         the sum of the No-Lapse Guarantee Value Deductions,



(b)         any gross withdrawals, and



(c)         any Policy Debt



is equal to or greater  than zero.



The No-Lapse Guarantee Value Deduction is set forth in the Table of Values in your Policy. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:



-     the face amount of insurance changes.



-     a supplementary benefit is added, changed or terminated.



-     the risk classification of the life insured changes.



- a temporary Additional Rating is added (due to a face amount increase), or terminated.



-     The Death Benefit Option changes.



If, during the No-Lapse Guarantee Period, the No-Lapse Guarantee Value Test has not been met, the No-Lapse Guarantee Value Test (as opposed to the No-Lapse Guarantee Cumulative Premium Test) will be used to determine the amount necessary to keep your Policy from going into default. This required payment will be equal to the lesser of:



(a) the amount necessary to satisfy the No-Lapse Guarantee Value Test at the date of default, plus the sum of two monthly No-Lapse Guarantee Value Deductions, or



(b)   the amount necessary to bring the Net Cash Surrender Value to zero plus:



      1.    the monthly deductions due,



      2.    the next two monthly deductions, and



      3.    the applicable premium charge.


NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST


The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that the Policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any Policy Debt, is at least equal to the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)   All Lives Insured's risk classifications are standard or preferred, and

(b)   All Lives Insured's Attained Ages are less than 46.

A policyowner can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of all Lives Insured's insurability, or on the survivor(s) who were insured at the end of the grace period, satisfactory to the Company is provided to the Company;

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the next two monthly deductions;

(c) The Policy cannot be reinstated if any of the Lives Insured die after the Policy has terminated.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

THE GENERAL ACCOUNT

The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manufacturers Life of America will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

(a)   the portion of the net premiums allocated to it; plus

(b)   any amounts transferred to it; plus

(c)   interest credited to it; less

(d)   any charges deducted from it; less

(e)   any partial withdrawals from it; less

(f)  any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manufacturers Life of America guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may:

- Vary the premiums paid under the Policy.

- Change the death benefit option.

- Change the premium allocation for future premiums.

- Transfer amounts between sub-accounts.

- Take loans and/or partial withdrawals.

- Surrender the contract.

- Transfer ownership to a new owner.

- Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

- Change or revoke a contingent owner.

- Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manufacturers Life of America will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manufacturers Life of America assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Lives Insured lifetime by giving written notice to Manufacturers Life of America in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

Manufacturers Life of America will not contest the validity of a Policy after it has been in force during any Lives Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Lives Insured for two years. If a Policy has been reinstated and been in force during the lifetime of the Lives Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex or both of any of the Lives Insured in the Policy are incorrect, Manufacturers Life of America will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If any of the Lives Insured dies by suicide within two years after the Issue Date, the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If any of the Lives Insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the Lives Insured.

SUPPLEMENTARY BENEFITS


Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the Estate Preservation Rider which provides additional term insurance at no extra charge during the first four Policy Years to protect against application of the "three year contemplation of death" rule and an option to split the Policy into two individual policies upon divorce, or certain federal tax law changes without evidence of insurability (the "Policy Split Option"). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction. (For policies issued in the state of Maryland, there is an additional charge of 6 cents per $1,000 of Face Amount for the Estate Preservation Rider.)


TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANUFACTURERS LIFE OF AMERICA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

1. The Policy must satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 (the "Code").

2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

3. The Policy must be a valid life insurance contract under applicable state law.

4. The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE


Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and Cash Value Corridor Test. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.



With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.


With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

A policy must qualify as a valid life insurance contract under applicable state law. State regulations require that the policyowner have appropriate insurable interest in the Life Insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.


The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.


TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code.

CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

- the aggregate amount of any premiums or other consideration paid for a Policy; minus


- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus


- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" or "MEC".

DISTRIBUTIONS FROM NON-MEC'S

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

Force Outs

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S
Policies classified as MEC's will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.


- Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.


- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

      -     is made on or after the policyowner attains age 59-1/2;

      -     is attributable to the policyowner becoming disabled; or

      - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

     These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount


If there is a reduction in benefits during any the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.


Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums


If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.


If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

Policy Split Options

This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, please consult with a competent tax adviser regarding the possible consequences.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.


If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.



POLICY EXCHANGES



A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same lives insured and issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.


OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

(a) the value each year of the life insurance protection provided;

(b) an amount equal to any employer-paid premiums; or

(c) some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things:

- the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

- the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

- any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES


ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. ManEquity, Inc. is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and was organized under the laws of Colorado on May 4, 1970. The directors of ManEquity, Inc. are: Joe Scott, Robert Cook and Gary Buchanan . The officers of ManEquity, Inc. are: (i) Gary Buchanan - President, (ii) Thomas Reives - Treasurer, and (iii) Brian Buckley - Secretary and General Counsel. The Policies will be sold by registered representatives of either ManEquity or other broker-dealers having distribution agreements with ManEquity who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


A registered representative will receive commissions not to exceed 105% of premiums in the first year, 2% of all premiums paid in the second year and after, and after the second anniversary 0.15% of the Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE

Manufacturers Life and The Manufacturers Life Insurance Company (U.S.A.), ("Manufacturers USA"), have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc. will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.

Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS


As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.


The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manufacturers Life of America may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES


It is possible that in the judgment of the management of Manufacturers Life of America, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC. and one or more state insurance departments may be required.


Manufacturers Life of America also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or
(vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manufacturers Life of America is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS


The consolidated financial statements of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and for each of the three years ended December 31, 2000 and the financial statements of Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and for each of the two years ended December 31, 2000, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact Manufacturers Life of America's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS


                                    POSITION WITH
                                    MANUFACTURERS LIFE
NAME                                OF AMERICA                       PRINCIPAL OCCUPATION
Sandra M. Cotter (38)*              Director                         Attorney, Dykema Gossett, PLLC, 1989 to present.
                                    (since December 1992)

James D. Gallagher (46)**           Director (since May 1996),       President, Manufacturers Investment Trust,
                                    Secretary and General Counsel    February 2001 to Present, President, The
                                                                     Manufacturers Life Insurance Company of New
                                                                     York, August 1999 to Present, Vice President,
                                                                     Secretary and General Counsel, The
                                                                     Manufacturers Life Insurance Company (USA),
                                                                     January 1997 to present; Secretary and General
                                                                     Counsel, Manufacturers Adviser Corporation,
                                                                     January 1997 to present; Vice President,
                                                                     Chief Legal Officer and Government
                                                                     Relations-U.S. Operations, The Manufacturers
                                                                     Life Insurance Company, January 1996 to
                                                                     present; Vice President, Secretary and General
                                                                     Counsel, The Manufacturers Life Insurance
                                                                     Company of North America, 1994 to present.

Donald A. Guloien  (44)***          Director (since August 1990)     Executive Vice President, Business Development,
                                    and President                    The Manufacturers Life Insurance Company,
                                                                     January 1999 to present, Senior Vice President,
                                                                     Business Development, The Manufacturers Life
                                                                     Insurance Company, 1994 to December 1998.

James O'Malley (55)***              Director (since November 1998)   Senior Vice President, U.S. Pensions, The
                                                                     Manufacturers Life Insurance Company, January
                                                                     1999 to present; Vice President, Systems New
                                                                     Business Pensions, The Manufacturers Life
                                                                     Insurance Company,  1984 to December 1998.

Joseph J. Pietroski (62)***         Director (since July 1992)       Senior Vice President and Corporate Secretary,

                                    POSITION WITH
                                    MANUFACTURERS LIFE
NAME                                OF AMERICA                       PRINCIPAL OCCUPATION
                                                                     The Manufacturers Life Insurance Company, 1999
                                                                     to present.  Senior Vice President, General
                                                                     Counsel and Corporate Secretary, The
                                                                     Manufacturers Life Insurance Company, 1988 to
                                                                     1999.

John D. Richardson (63)***          Director (since January 1995)    Senior Executive Vice President, The
                                    and Chairman                     Manufacturers Life Insurance Company; January
                                                                     1999 to present; Executive Vice President, U.S.
                                                                     Operations, The Manufacturers Life Insurance
                                                                     Company, November 1997 to December 1998; Senior
                                                                     Vice President and General Manager, U.S.
                                                                     Operations, The Manufacturers Life Insurance
                                                                     Company, January 1995 to October 1997.

VICTOR APPS (53)***                 Vice President, Asia             Executive Vice President, Asia Operations, The
                                                                     Manufacturers Life Insurance Company, November
                                                                     1997 to present; Senior Vice President and
                                                                     General Manager, Greater China Division, The
                                                                     Manufacturers Life Insurance Company, 1995 to
                                                                     1997; Vice President and General Manager,
                                                                     Greater China Division, The Manufacturers Life
                                                                     Insurance Company, 1993 to 1995

Felix Chee (54)***                  Vice President, Investments      Executive Vice President & Chief Investment
                                                                     Officer, The Manufacturers Life Insurance
                                                                     Company; November 1997 to present; Chief
                                                                     Investment Officer, The Manufacturers Life
                                                                     Insurance Company, June 1997 to present, Senior
                                                                     Vice President and Treasurer, The Manufacturers
                                                                     Life Insurance Company, August 1994 to May 1997.

Robert A. Cook (46)**               Vice President, Marketing        Senior Vice President, U.S. Individual
                                                                     Insurance, The Manufacturers Life Insurance
                                                                     Company, January 1999 to present; Vice
                                                                     President, Product Management, The
                                                                     Manufacturers Life Insurance Company, January
                                                                     1996 to December 1998; Sales and Marketing
                                                                     Director, The Manufacturers Life Insurance
                                                                     Company, 1994 to 1995.

John Ostler (48)***                 Vice President, Chief            Vice President, Chief Financial Officer and
                                    Financial Officer and            Appointed Actuary, U.S. Operations, The
                                    Appointed Actuary                Manufacturers Life Insurance Company, October
                                                                     1, 2000 to present; Vice President and
                                                                     Corporate Actuary, The Manufacturers Life
                                                                     Insurance Company,  March 1998 to September
                                                                     2000; Vice President  & CFO U.S. Individual
                                                                     Insurance, The Manufacturers Life Insurance
                                                                     Company , 1992 to  March 1998; Vice
                                                                     President , U.S. Insurance Products, The
                                                                     Manufacturers Life Insurance Company, 1990 -
                                                                     1992; Assistant Vice President & Pricing
                                                                     Actuary, U.S. Insurance, the Manufacturers Life
                                                                     Insurance Company, 1988-1990.

                                    POSITION WITH
                                    MANUFACTURERS LIFE
NAME                                OF AMERICA                       PRINCIPAL OCCUPATION
Denis Turner (45)***                Vice President and Treasurer     Vice President and Treasurer, The
                                                                     Manufacturers Life Insurance Company of
                                                                     America, May 1999 to present; Vice President
                                                                     &Chief Accountant, U.S. Division, The
                                                                     Manufacturers Life Insurance Company, May 1999
                                                                     to present; Assistant Vice President, Financial
                                                                     Operations, Reinsurance Division, The
                                                                     Manufacturers Life Insurance Company, February
                                                                     1998 to April 1999; Assistant Vice President &
                                                                     Controller, Reinsurance Division, The
                                                                     Manufacturers Life Insurance Company, November
                                                                     1995, to January 1998, Assistant Vice
                                                                     President, Corporate Controllers, The
                                                                     Manufacturers Life Insurance Company, January
                                                                     1989 to October 1995.


* Principal business address is Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan 48933.

** Principal business address is Manulife Financial, 73 Tremont Street, Boston, MA 02108.


*** Principal business address is Manulife Financial, 200 Bloor Street, Toronto, Ontario Canada M4W 1E5.


OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

ILLUSTRATIONS

The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.981% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of 0.976%, 4.965% and 10.907%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursement, the average of the Portfolio's current expenses would have been 0.991% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of 0.986%, 4.955% and 10.896%. The expense reimbursements for certain of the Trusts (as described in the "Trust Annual Expenses" table) is expected to remain in effect during the fiscal year ended December 31, 2001. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.


There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker:


- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee


- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 20 year no lapse guarantee.


- one based on current cost of insurance charges assessed by the company and reflecting a 10 year no lapse guarantee


- one based on the maximum cost of insurance charges based on the 1980 commissioners smoker distinct mortality tables and reflecting a 10 year no lapse guarantee.


Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

 The Policies have been offered to the public only since approximately May 1, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                 0% Hypothetical                    6% Hypothetical                       12% Hypothetical
                             Gross Investment Return            Gross Investment Return               Gross Investment Return
                             -----------------------            -----------------------               -----------------------
End Of      Accumulated    Policy    Cash        Death       Policy      Cash       Death        Policy          Cash       Death
Policy       Premiums      Value   Surrender     Benefit     Value     Surrender    Benefit       Value       Surrender     Benefit
Year (1)         (2)                Value (3)                           Value (3)                              Value (3)
  1            7,875       5,969          0      500,000      6,351            0     500,000        6,734            0      500,000
  2           16,144      12,335      3,712      500,000     13,482        4,860     500,000       14,676        6,053      500,000
  3           24,826      18,550     10,529      500,000     20,870       12,849     500,000       23,376       15,355      500,000
  4           33,942      24,634     17,315      500,000     28,541       21,222     500,000       32,926       25,607      500,000
  5           43,514      30,578     23,960      500,000     36,497       29,879     500,000       43,404       36,787      500,000
  6           53,565      36,385     30,369      500,000     44,750       38,735     500,000       54,903       48,887      500,000
  7           64,118      42,056     36,742      500,000     53,314       48,000     500,000       67,527       62,213      500,000
  8           75,199      47,597     42,985      500,000     62,203       57,591     500,000       81,393       76,781      500,000
  9           86,834      53,022     49,012      500,000     71,446       67,436     500,000       96,643       92,632      500,000
 10           99,051      58,343     55,035      500,000     81,067       77,758     500,000      113,425      110,116      500,000
 15           69,931      82,609     82,609      500,000    134,603      134,603     500,000      225,631      225,631      500,000
 20          260,394     101,909    101,909      500,000    197,810      197,810     500,000      406,165      406,165      500,000
 25          375,851     114,993    114,993      500,000    276,056      276,056     500,000      711,099      711,099      760,876
 30          523,206     112,787    112,787      500,000    369,370      369,370     500,000    1,210,810    1,210,810    1,271,350
 35          711,272      77,661     77,661      500,000    488,130      488,130     512,536    2,021,685    2,021,685    2,122,769
 40          951,298       0 (4)      0 (4)        0 (4)    638,708      638,708     670,643    3,323,072    3,323,072    3,489,225
 45        1,257,639                                        824,854      824,854     833,102    5,437,855    5,437,855    5,492,233
 50        1,648,615                                      1,068,439    1,068,439   1,068,439    8,991,120    8,991,120    8,991,120

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                              0% Hypothetical               6% Hypothetical                 12% Hypothetical
                           Gross Investment Return      Gross Investment Return          Gross Investment Return
                           -----------------------      -----------------------          -----------------------
 End Of     Accumulated   Policy       Cash     Death       Policy        Cash      Death         Policy         Cash       Death
 Policy       Premiums     Value    Surrender   Benefit      Value      Surrender   Benefit       Value        Surrender    Benefit
Year (1)        (2)                  Value (3)                           Value (3)                             Value (3)
    1          7,875       5,969           0    500,000       6,351           0     500,000         6,734             0     500,000
    2         16,144      12,335       3,712    500,000      13,482       4,860     500,000        14,676         6,053     500,000
    3         24,826      18,546      10,525    500,000      20,865      12,844     500,000        23,371        15,350     500,000
    4         33,942      24,595      17,276    500,000      28,501      21,182     500,000        32,886        25,567     500,000
    5         43,514      30,475      23,858    500,000      36,390      29,772     500,000        43,292        36,675     500,000
    6         53,565      36,176      30,160    500,000      44,529      38,513     500,000        54,668        48,653     500,000
    7         64,118      41,685      36,371    500,000      52,916      47,602     500,000        67,101        61,787     500,000
    8         75,199      46,991      42,379    500,000      61,546      56,934     500,000        80,684        76,072     500,000
    9         86,834      52,077      48,067    500,000      70,414      66,404     500,000        95,522        91,511     500,000
   10         99,051      56,927      53,618    500,000      79,512      76,203     500,000       111,729       108,421     500,000
   15         69,931      76,594      76,594    500,000     127,816     127,816     500,000       218,200       218,200     500,000
   20        260,394      83,766      83,766    500,000     177,619     177,619     500,000       386,321       386,321     500,000
   25        375,851      67,649      67,649    500,000     226,294     226,294     500,000       673,052       673,052     720,166
   30        523,206       0 (4)       0 (4)      0 (4)     257,999     257,999     500,000     1,139,719     1,139,719   1,196,705
   35        711,272                                        244,368     244,368     500,000     1,879,149     1,879,149   1,973,107
   40        951,298                                         75,538      75,538     500,000     3,020,616     3,020,616   3,171,647
   45      1,257,639                                          0 (4)       0 (4)       0 (4)     4,845,139     4,845,139   4,893,590
   50      1,648,615                                                                            8,016,040     8,016,040   8,016,040

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                              0% Hypothetical               6% Hypothetical                 12% Hypothetical
                           Gross Investment Return      Gross Investment Return          Gross Investment Return
                           -----------------------      -----------------------          -----------------------
End Of    Accumulated    Policy    Cash      Death      Policy     Cash      Death       Policy       Cash       Death
Policy      Premiums     Value   Surrender   Benefit    Value    Surrender   Benefit      Value     Surrender    Benefit
Year (1)       (2)                Value (3)                       Value (3)                          Value (3)
   1          8,610       6,606         0    506,606     7,026         0     507,026       7,446           0     507,446
   2         17,651      13,595     4,972    513,595    14,858     6,235     514,858      16,171       7,549     516,171
   3         27,143      20,421    12,401    520,421    22,973    14,953     522,973      25,730      17,709     525,730
   4         37,110      27,103    19,784    527,103    31,399    24,080     531,399      36,222      28,903     536,222
   5         47,576      33,630    27,013    533,630    40,137    33,520     540,137      47,730      41,112     547,730
   6         58,564      40,006    33,990    540,006    49,199    43,183     549,199      60,355      54,339     560,355
   7         70,103      46,231    40,917    546,231    58,596    53,282     558,596      74,207      68,893     574,207
   8         82,218      52,308    47,696    552,308    68,345    63,733     568,345      89,412      84,800     589,412
   9         94,939      58,256    54,245    558,256    78,474    74,463     578,474     106,121     102,111     606,121
  10        108,296      64,084    60,776    564,084    89,009    85,700     589,009     124,496     121,187     624,496
  15        185,791      90,519    90,519    590,519   147,289   147,289     647,289     246,628     246,628     746,628
  20        284,698     110,938   110,938    610,938   214,443   214,443     714,443     439,011     439,011     939,011
  25        410,930     122,993   122,993    622,993   291,941   291,941     791,941     751,758     751,758   1,251,758
  30        572,038     115,113   115,113    615,113   366,907   366,907     866,907   1,241,344   1,241,344   1,741,344
  35        777,658      68,062    68,062    568,062   415,153   415,153     915,153   1,994,892   1,994,892   2,494,892
  40      1,040,086       0 (4)     0 (4)      0 (4)   400,450   400,450     900,450   3,148,245   3,148,245   3,648,245
  45      1,375,018                                    273,763   273,763     773,763   4,920,983   4,920,983   5,420,983
  50      1,802,486                                      0 (4)     0 (4)       0 (4)   7,629,973   7,629,973   8,129,973

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                 0% Hypothetical                  6% Hypothetical                12% Hypothetical
                              Gross Investment Return          Gross Investment Return       Gross Investment Return
                              -----------------------          -----------------------       -----------------------
 End Of      Accumulated     Policy     Cash     Death      Policy     Cash       Death        Policy         Cash         Death
 Policy        Premiums      Value   Surrender   Benefit    Value    Surrender    Benefit       Value      Surrender       Benefit
 Year (1)        (2)                  Value (3)                      Value (3)                             Value (3)
    1           8,610        6,606         0     506,606     7,026         0      507,026        7,446            0        507,446
    2          17,651       13,595     4,972     513,595    14,858     6,235      514,858       16,171        7,549        516,171
    3          27,143       20,417    12,396     520,417    22,968    14,948      522,968       25,725       17,704        525,725
    4          37,110       27,062    19,743     527,062    31,357    24,038      531,357       36,178       28,859        536,178
    5          47,576       33,522    26,905     533,522    40,022    33,405      540,022       47,609       40,991        547,609
    6          58,564       39,783    33,767     539,783    48,958    42,943      548,958       60,097       54,081        560,097
    7          70,103       45,830    40,516     545,830    58,159    52,845      558,159       73,731       68,417        573,731
    8          82,218       51,648    47,036     551,648    67,614    63,002      567,614       88,604       83,992        588,604
    9          94,939       57,216    53,206     557,216    77,310    73,299      577,310      104,817      100,806        604,817
   10         108,296       62,512    59,203     562,512    87,228    83,919      587,228      122,474      119,166        622,474
   15         185,791       83,580    83,580     583,580   138,878   138,878      638,878      236,315      236,315        736,315
   20         284,698       89,533    89,533     589,533   187,020   187,020      687,020      402,916      402,916        902,916
   25         410,930       67,971    67,971     567,971   217,727   217,727      717,727      646,857      646,857      1,146,857
   30         572,038        0 (4)     0 (4)       0 (4)   188,892   188,892      688,892      971,329      971,329      1,471,329
   35         777,658                                       36,541    36,541      536,541    1,371,673    1,371,673      1,871,673
   40       1,040,086                                        0 (4)     0 (4)        0 (4)    1,824,270    1,824,270      2,324,270
   45       1,375,018                                                                        2,268,399    2,268,399      2,768,399
   50       1,802,486                                                                        2,053,249    2,053,249      2,553,249

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary,
         (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                 0% Hypothetical                        6% Hypothetical                   12% Hypothetical
                              Gross Investment Return               Gross Investment Return           Gross Investment Return
                       --------------------------------------  --------------------------------  --------------------------------
End Of    Accumulated                 Cash                                   Cash                              Cash
Policy      Premiums    Policy      Surrender     Death           Policy   Surrender     Death      Policy  Surrender     Death
Year (1)       (2)       Value      Value (3)     Benefit         Value    Value (3)    Benefit      Value   Value(3)     Benefit
     1         7,875     5,969             0      500,000          6,351          0     500,000      6,734          0     500,000
     2        16,144    12,335         3,934      500,000         13,482      5,082     500,000     14,676      6,275     500,000
     3        24,826    18,576        10,762      500,000         20,897     13,083     500,000     23,403     15,589     500,000
     4        33,942    24,703        17,572      500,000         28,614     21,483     500,000     33,003     25,872     500,000
     5        43,514    30,713        24,266      500,000         36,641     30,194     500,000     43,558     37,111     500,000
     6        53,565    36,602        30,741      500,000         44,987     39,126     500,000     55,159     49,298     500,000
     7        64,118    42,368        37,191      500,000         53,659     48,482     500,000     67,908     62,731     500,000
     8        75,199    48,005        43,511      500,000         62,665     58,171     500,000     81,914     77,421     500,000
     9        86,834    53,509        49,602      500,000         72,013     68,106     500,000     97,300     93,393     500,000
    10        99,051    58,873        55,650      500,000         81,708     78,485     500,000    114,197    110,974     500,000
    15        69,931    83,174        83,174      500,000        135,488    135,488     500,000    226,997    226,997     500,000
    20       260,394   101,492       101,492      500,000        198,072    198,072     500,000    407,926    407,926     500,000
    25       375,851   111,589       111,589      500,000        274,109    274,109     500,000    713,411    713,411     763,350
    30       523,206   104,206       104,206      500,000        364,005    364,005     500,000  1,213,801  1,213,801   1,274,491
    35       711,272    62,129        62,129      500,000        479,032    479,032     502,983  2,025,123  2,025,123   2,126,379
    40       951,298         0 (4)         0 (4)        0 (4)    626,387    626,387     657,706  3,322,637  3,322,637   3,488,769
    45     1,257,639                                             807,033    807,033     815,104  5,419,131  5,419,131   5,473,322
    50     1,648,615                                           1,046,177  1,046,177   1,046,177  8,960,317  8,960,317   8,960,317

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                 0% Hypothetical                        6% Hypothetical                   12% Hypothetical
                              Gross Investment Return               Gross Investment Return           Gross Investment Return
                       --------------------------------------  --------------------------------  --------------------------------
End Of    Accumulated                 Cash                                   Cash                              Cash
Policy      Premiums    Policy      Surrender     Death           Policy   Surrender     Death      Policy  Surrender     Death
Year (1)       (2)       Value      Value (3)     Benefit         Value    Value (3)    Benefit      Value   Value(3)     Benefit
    1         7,875      5,969             0      500,000          6,351           0    500,000      6,734          0     500,000
    2        16,144     12,335         3,934      500,000         13,482       5,082    500,000     14,676      6,275     500,000
    3        24,826     18,546        10,731      500,000         20,865      13,051    500,000     23,371     15,557     500,000
    4        33,942     24,595        17,465      500,000         28,501      21,371    500,000     32,886     25,755     500,000
    5        43,514     30,475        24,029      500,000         36,390      29,943    500,000     43,292     36,845     500,000
    6        53,565     36,176        30,315      500,000         44,529      38,668    500,000     54,668     48,807     500,000
    7        64,118     41,685        36,508      500,000         52,916      47,739    500,000     67,101     61,924     500,000
    8        75,199     46,991        42,497      500,000         61,546      57,053    500,000     80,684     76,190     500,000
    9        86,834     52,077        48,170      500,000         70,414      66,507    500,000     95,522     91,614     500,000
   10        99,051     56,927        53,704      500,000         79,512      76,288    500,000    111,729    108,506     500,000
   15        69,931     76,594        76,594      500,000        127,816     127,816    500,000    218,200    218,200     500,000
   20       260,394     83,766        83,766      500,000        177,619     177,619    500,000    386,321    386,321     500,000
   25       375,851     67,649        67,649      500,000        226,294     226,294    500,000    673,052    673,052     720,166
   30       523,206      0 (4)         0 (4)        0 (4)        257,999     257,999    500,000  1,139,719  1,139,719   1,196,705
   35       711,272                                              244,368     244,368    500,000  1,879,149  1,879,149   1,973,107
   40       951,298                                               75,538      75,538    500,000  3,020,616  3,020,616   3,171,647
   45     1,257,639                                                0 (4)       0 (4)      0 (4)  4,845,139  4,845,139   4,893,590
   50     1,648,615                                                                              8,016,040  8,016,040   8,016,040

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                 0% Hypothetical                        6% Hypothetical                   12% Hypothetical
                              Gross Investment Return               Gross Investment Return           Gross Investment Return
                       --------------------------------------  --------------------------------  --------------------------------
End Of    Accumulated                 Cash                                   Cash                              Cash
Policy      Premiums    Policy      Surrender     Death          Policy    Surrender     Death      Policy  Surrender     Death
Year (1)       (2)       Value      Value (3)     Benefit         Value    Value (3)    Benefit      Value   Value(3)     Benefit
    1          8,610     6,606             0      506,606         7,026           0     507,026      7,446          0     507,446
    2         17,651    13,595         5,194      513,595        14,858       6,457     514,858     16,171      7,771     516,171
    3         27,143    20,448        12,634      520,448        23,001      15,187     523,001     25,759     17,944     525,759
    4         37,110    27,175        20,045      527,175        31,476      24,345     531,476     36,303     29,172     536,303
    5         47,576    33,773        27,326      533,773        40,290      33,843     540,290     47,894     41,448     547,894
    6         58,564    40,238        34,377      540,238        49,453      43,592     549,453     60,633     54,772     560,633
    7         70,103    46,566        41,389      546,566        58,971      53,794     558,971     74,627     69,450     574,627
    8         82,218    52,750        48,256      552,750        68,852      64,358     568,852     89,994     85,501     589,994
    9         94,939    58,786        54,879      558,786        79,102      75,194     579,102    106,865    102,958     606,865
   10        108,296    64,664        61,440      564,664        89,723      86,499     589,723    125,376    122,153     625,376
   15        185,791    91,136        91,136      591,136       148,278     148,278     648,278    248,196    248,196     748,196
   20        284,698   110,334       110,334      610,334       214,359     214,359     714,359    440,106    440,106     940,106
   25        410,930   118,625       118,625      618,625       287,490     287,490     787,490    748,601    748,601   1,248,601
   30        572,038   104,612       104,612      604,612       353,941     353,941     853,941  1,227,623  1,227,623   1,727,623
   35        777,658    51,331        51,331      551,331       390,909     390,909     890,909  1,962,989  1,962,989   2,462,989
   40      1,040,086     0 (4)         0 (4)        0 (4)       350,392     350,392     850,392  3,073,567  3,073,567   3,573,567
   45      1,375,018                                            140,241     140,241     640,241  4,717,735  4,717,735   5,217,735
   50      1,802,486                                              0 (4)       0 (4)       0 (4)  7,140,726  7,140,726   7,640,726

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                 0% Hypothetical                        6% Hypothetical                   12% Hypothetical
                              Gross Investment Return               Gross Investment Return           Gross Investment Return
                       --------------------------------------  --------------------------------  --------------------------------
End Of    Accumulated                 Cash                                   Cash                              Cash
Policy      Premiums    Policy      Surrender     Death          Policy    Surrender     Death      Policy  Surrender     Death
Year (1)       (2)       Value      Value (3)     Benefit         Value    Value (3)    Benefit      Value   Value(3)     Benefit
    1         8,610      6,606             0      506,606         7,026           0     507,026      7,446          0     507,446
    2        17,651     13,595         5,194      513,595        14,858       6,457     514,858     16,171      7,771     516,171
    3        27,143     20,417        12,602      520,417        22,968      15,154     522,968     25,725     17,910     525,725
    4        37,110     27,062        19,932      527,062        31,357      24,227     531,357     36,178     29,048     536,178
    5        47,576     33,522        27,075      533,522        40,022      33,575     540,022     47,609     41,162     547,609
    6        58,564     39,783        33,922      539,783        48,958      43,098     548,958     60,097     54,236     560,097
    7        70,103     45,830        40,653      545,830        58,159      52,982     558,159     73,731     68,554     573,731
    8        82,218     51,648        47,154      551,648        67,614      63,121     567,614     88,604     84,111     588,604
    9        94,939     57,216        53,309      557,216        77,310      73,403     577,310    104,817    100,910     604,817
   10       108,296     62,512        59,289      562,512        87,228      84,005     587,228    122,474    119,251     622,474
   15       185,791     83,580        83,580      583,580       138,878     138,878     638,878    236,315    236,315     736,315
   20       284,698     89,533        89,533      589,533       187,020     187,020     687,020    402,916    402,916     902,916
   25       410,930     67,971        67,971      567,971       217,727     217,727     717,727    646,857    646,857   1,146,857
   30       572,038      0 (4)         0 (4)        0 (4)       188,892     188,892     688,892    971,329    971,329   1,471,329
   35       777,658                                              36,541      36,541     536,541  1,371,673  1,371,673   1,871,673
   40     1,040,086                                               0 (4)       0 (4)       0 (4)  1,824,270  1,824,270   2,324,270
   45     1,375,018                                                                              2,268,399  2,268,399   2,768,399
   50     1,802,486                                                                              2,053,249  2,053,249   2,553,249

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B






                          AUDITED FINANCIAL STATEMENTS

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA




                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2000, 1999 AND 1998



                          [MANULIFE FINANCIAL GRAPHIC]

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                    CONTENTS



Report of Independent Auditors..........................................   1

Audited Consolidated Financial Statements

Consolidated Balance Sheets.............................................   2
Consolidated Statements of Income.......................................   3
Consolidated Statements of Changes in Capital and Surplus...............   4
Consolidated Statements of Cash Flows...................................   5
Notes to Consolidated Financial Statements..............................   6

                         REPORT OF INDEPENDENT AUDITORS


     The Board of Directors
     The Manufacturers Life Insurance Company of America

     We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.



     Philadelphia, Pennsylvania
     March 15, 2001

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS


As at December 31 ($ thousands)
ASSETS                                                                    2000               1999
---------------------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value:
   Fixed-maturity (amortized cost: 2000 $62,752; 1999 $73,780)       $    65,019        $    73,081
   Equity (cost: 2000 $755; 1999 $ - )                                       764                 --
Short-term investments                                                     9,621              6,942
Policy loans                                                              32,106             26,174
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                    $   107,510        $   106,197
---------------------------------------------------------------------------------------------------
Cash and cash equivalents                                            $    16,048        $    17,383
Deferred acquisition costs                                               261,424            201,642
Due from affiliates                                                           --              2,851
Deferred income taxes                                                      4,063              1,596
Other assets                                                              16,633             11,318
Separate account assets                                                1,498,540          1,399,527
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         $ 1,904,218        $ 1,740,514
===================================================================================================

LIABILITIES, CAPITAL AND SURPLUS                                          2000               1999
---------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                $    87,036        $    75,688
Due to affiliates                                                         13,473                 --
Income taxes payable                                                      11,651             11,122
Other liabilities                                                         43,012             29,006
Separate account liabilities                                           1,498,540          1,399,527
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    $ 1,653,712        $ 1,515,343
---------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS:
Common shares                                                        $     4,502        $     4,502
Preferred shares                                                          10,500             10,500
Contributed surplus                                                      195,596            195,596
Retained earnings                                                         43,843             19,256
Accumulated other comprehensive loss                                      (3,935)            (4,683)
---------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                            $   250,506        $   225,171
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                               $ 1,904,218        $ 1,740,514
===================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF INCOME


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                 2000             1999             1998
------------------------------------------------------------------------------------------------------
REVENUE:
     Premiums                                              $  13,992        $  10,185        $   9,290
     Consideration paid on reinsurance terminated                 --               --          (40,975)
     Fee income                                              113,293           77,899           55,322
     Net investment income                                     8,295            6,784            6,128
     Realized investment gains (losses)                          305            1,051             (206)
     Other                                                        --              152              307
------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                              $ 135,885        $  96,071        $  29,866
------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                      $  23,394        $  14,820        $  16,541
     Reduction of reserves on reinsurance terminated              --               --          (40,975)
     Operating costs and expenses                             59,921           41,617           41,676
     Commissions                                               6,716            2,189            2,561
     Amortization of deferred acquisition costs               10,135            2,718            9,266
     Interest expense                                             66               50            1,722
     Policyholder dividends                                      167              171              221
------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                  100,399           61,565           31,012
------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                             35,486           34,506           (1,146)
------------------------------------------------------------------------------------------------------
INCOME TAX (EXPENSE) BENEFIT                                 (10,899)         (12,586)             392
------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                          $  24,587        $  21,920        $    (754)
======================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS


                                           COMMON AND                                 ACCUMULATED
                                            PREFERRED                    RETAINED         OTHER           TOTAL
FOR THE YEARS ENDED DECEMBER 31              SHARES      CONTRIBUTED     EARNINGS     COMPREHENSIVE    CAPITAL AND
($ thousands)                                              SURPLUS       (DEFICIT)     INCOME (LOSS)      SURPLUS
------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1998                   $15,002       $ 98,569       $(1,910)      $ (4,892)       $ 106,769
Capital contribution                              --         94,527            --             --           94,527
Comprehensive income (loss)                       --             --          (754)         2,655            1,901
------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                   $15,002       $193,096       $(2,664)      $ (2,237)       $ 203,197
Capital contribution                              --          2,500            --             --            2,500
Comprehensive income (loss)                       --             --        21,920         (2,446)          19,474
------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                   $15,002       $195,596       $19,256       $ (4,683)       $ 225,171
Comprehensive income                              --             --        24,587            748           25,335
------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                   $15,002       $195,596       $43,843       $ (3,935)       $ 250,506
==================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                    2000            1999            1998
------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income (Loss)                                                              $ 24,587        $ 21,920        $   (754)
Adjustments to reconcile net income (loss) to net cash provided by (used
in) operating activities:
     Additions (deductions)  to policy liabilities and accruals                   5,833           6,563         (36,217)
     Deferred acquisition costs                                                 (71,045)        (39,540)        (43,065)
     Amortization of deferred acquisition costs                                  10,135           2,718           9,266
     Realized (gains) losses on investments                                        (305)         (1,051)            206
     Increase in deferred  income taxes                                          (3,354)           (592)         (1,796)
     Increase in income taxes payable                                               529          13,787           3,014
     Amount due to (from) affiliates                                             16,324          (7,984)         (1,811)
     Other                                                                        9,245          10,850           1,864
------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                            $ (8,051)       $  6,671        $(69,293)
------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                              $ 12,916        $  1,193        $ 27,852
Fixed-maturity securities purchased                                              (2,353)        (29,498)         (6,429)
Equity securities sold                                                               --          20,284           8,555
Equity securities purchased                                                        (755)            (14)         (8,082)
Net change in short-term investments                                             (2,675)         (6,483)          1,671
Net policy loans advanced                                                        (5,932)         (6,854)         (4,647)
------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                            $  1,201        $(21,372)       $ 18,920
------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits to policyholder account balances                                      $ 14,207        $ 11,526        $  7,981
Withdrawals from policyholder account balances                                   (8,692)         (3,231)         (5,410)
Capital contribution                                                                 --              --          51,709
------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                            $  5,515        $  8,295        $ 54,280
------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
(Decrease) increase during the year                                              (1,335)         (6,406)          3,907
Balance, beginning of year                                                       17,383          23,789          19,882
------------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                           $ 16,048        $ 17,383        $ 23,789
========================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"), which in turn is a wholly-owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues and sells variable universal life insurance products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional life insurance products for the Taiwanese market.

         The Company owns 100% of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, Manufacturers Advisor Corporation ("MAC"), an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.


2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") and include the accounts and operations, after intercompany eliminations, of the Company and its wholly-owned subsidiary, Holdco.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

      b) RECENT ACCOUNTING STANDARDS

         In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. The Statement also addresses contracts that contain embedded derivatives, such as certain insurance contracts. SFAS No. 133 requires that an entity recognizes all derivatives as either assets or liabilities on the balance sheet at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138 which made certain changes to the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No.
         133. Effective January 1, 2001, all derivative instruments will be reported on the Consolidated Balance Sheets at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives that are not designated as hedges will be recognized in current period earnings.

         The Company has no derivative instruments as at December 31, 2000 and, therefore, there are no current accounting implications to the Company in regards to SFAS No. 133.


     c)  INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income (loss) after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments include investments with maturities of less than one year as at the date of acquisition.


     d)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable universal life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income (loss). DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.


     f)  POLICYHOLDER LIABILITIES

         For variable annuity and variable universal life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders.

         Policyholder liabilities for traditional life insurance policies are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense, and interest rate yields that were established in the year of issue.


     g)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable universal life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.


     h)  REVENUE RECOGNITION

         Fee income from variable annuity and variable universal life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period in which they are earned, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

     i)  EXPENSES

         Expenses for variable annuity and variable universal life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.


     j)  REINSURANCE

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various contracts including yearly renewable term, coinsurance and modified coinsurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.


     k)  FOREIGN EXCHANGE

         The balance sheet and statement of income of the Company's foreign operations are translated into U.S. dollars using the current exchange and average exchange rates respectively. Translation adjustments are included in accumulated other comprehensive income (loss).


     l)  INCOME TAX

         Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company files a U.S. consolidated income tax return. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities, and their recorded amounts for financial reporting purposes. Income taxes payable represents amounts due to ManUSA in connection with the consolidated return.


     m)  RECLASSIFICATIONS


         Certain prior year amounts have been reclassified to conform to the current year presentation.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2000 and 1999, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                  GROSS                   GROSS
                                    AMORTIZED COST             UNREALIZED               UNREALIZED               FAIR VALUE
AS AT DECEMBER 31,                                                GAINS                   LOSSES
($ thousands)                       2000        1999        2000        1999          2000        1999         2000        1999
-------------------------------------------------------------------------------------------------------------------------------
FIXED-MATURITY SECURITIES:
U.S. government                  $39,280     $50,714     $ 1,339     $    --      $   (13)     $  (936)     $40,606     $49,778
Foreign governments               12,454      13,218         901         385           --           --       13,355      13,603
Corporate                         11,018       9,848         156          39         (116)        (187)      11,058       9,700
-------------------------------------------------------------------------------------------------------------------------------
Total fixed-maturity             $62,752     $73,780     $ 2,396     $   424      $  (129)     $(1,123)     $65,019     $73,081
securities
-------------------------------------------------------------------------------------------------------------------------------
Equity securities                $   755     $    --     $     9     $    --      $    --      $    --      $   764     $    --
===============================================================================================================================

         Proceeds from sales of fixed-maturity securities were $11,659, $0 and $26,105 for 2000, 1999 and 1998 respectively. Gross realized gains and gross realized losses on those sales were $391 and $0 for 2000, $0 for 1999, and $362 and $107 for 1998 respectively.

         There were no sales of equity securities during 2000. Proceeds from sales of equity securities during 1999 and 1998 were $20,284 and $8,555 respectively. Gross gains of $1,051 and gross losses of $0 were realized on those sales during 1999, and $16 and $477 during 1998 respectively.

         The contractual maturities of fixed-maturity securities are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         AS AT DECEMBER 31, 2000
         ($ thousands)                                                         AMORTIZED COST         FAIR VALUE
         -------------------------------------------------------------------------------------------------------
         FIXED-MATURITY SECURITIES
              One year or less                                                     $ 20,383            $20,377
              Greater than 1; up to 5 years                                           8,932              9,225
              Greater than 5; up to 10 years                                         19,614             20,378
              Due after 10 years                                                     13,823             15,039
         -------------------------------------------------------------------------------------------------------
         TOTAL FIXED-MATURITY SECURITIES                                           $ 62,752            $65,019
         =======================================================================================================

3.       INVESTMENTS AND INVESTMENT INCOME  (CONTINUED)


     b)  INVESTMENT INCOME

         Income by type of investment was as follows:


        FOR THE YEARS ENDED DECEMBER 31
        ($ thousands)                      2000           1999           1998
        ---------------------------------------------------------------------
        Fixed-maturity securities       $ 4,510        $ 3,686        $ 4,078
        Equity securities                    --             --            227
        Other investments                 4,066          3,371          2,082
        ---------------------------------------------------------------------
        Gross investment income           8,576          7,057          6,387
        ---------------------------------------------------------------------
        Investment expenses                (281)          (273)          (259)
        ---------------------------------------------------------------------
        NET INVESTMENT INCOME           $ 8,295        $ 6,784        $ 6,128
        =====================================================================

4.       COMPREHENSIVE INCOME


         Total comprehensive income was as follows:


         FOR THE YEARS ENDED DECEMBER 31
        ($ thousands)                                                             2000            1999            1998
        ---------------------------------------------------------------------------------------------------------------
        NET INCOME (LOSS)                                                     $ 24,587         $21,920          $  (754)
        ---------------------------------------------------------------------------------------------------------------
        OTHER COMPREHENSIVE INCOME (LOSS), NET OF INCOME TAX:
        Unrealized holding gains (losses) arising during the period              2,127          (2,599)           2,435
        Less: Reclassification adjustment for realized gains and losses included
            In net income (loss)                                                   198             683             (134)
        Foreign currency translation                                            (1,181)            836               86
        ---------------------------------------------------------------------------------------------------------------
        Other comprehensive income (loss)                                          748          (2,446)           2,655
        ---------------------------------------------------------------------------------------------------------------
        COMPREHENSIVE INCOME                                                  $ 25,335         $19,474          $ 1,901
        ===============================================================================================================

         Other comprehensive income (loss) is reported net of tax (benefit) expense of $(1,038), $1,767, and ($1,430) for 2000, 1999, and 1998
         respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
        ($ thousands)                                      2000             1999             1998
        -----------------------------------------------------------------------------------------
        Balance at January 1,                         $ 201,642        $ 163,506        $ 130,355
        Capitalization                                   71,045           39,540           43,065
        Accretion of interest                            15,218           14,407           11,417
        Amortization                                    (25,353)         (17,125)         (20,683)
        Effect of net unrealized (losses) gains
             on securities available for sale              (486)           1,039             (784)
        Foreign currency                                   (642)             275              136
        -----------------------------------------------------------------------------------------
        BALANCE AT DECEMBER 31                        $ 261,424        $ 201,642        $ 163,506
        =========================================================================================

6.       INCOME TAXES

         Components of income tax (expense) benefit were as follows:

         FOR THE YEARS ENDED DECEMBER 31
        ($ thousands)                     2000            1999            1998
        ----------------------------------------------------------------------
        Current expense
                                      $(14,336)       $(13,178)       $ (1,404)
        Deferred benefit                 3,437             592           1,796
        ----------------------------------------------------------------------
        TOTAL (EXPENSE) BENEFIT       $(10,899)       $(12,586)       $    392
        ======================================================================

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends received tax deductions, and differences in the treatment of policy acquisition costs and reserves for policy and contract liabilities for tax and financial reporting purposes.

         The Company's deferred income tax asset (liability), which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         AS AT DECEMBER 31
         ($ thousands)                                              2000            1999
         --------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
              Differences in computing policy reserves          $ 65,351         $ 47,884
              Investments                                             93              246
              Other deferred tax assets                            2,755            2,768
         --------------------------------------------------------------------------------
         Deferred tax assets                                    $ 68,199         $ 50,898
         --------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
              Deferred acquisition costs                        $ 63,172         $ 49,103
              Investments                                            878              136
              Policyholder dividends payable                          86               63
         --------------------------------------------------------------------------------
         Deferred tax liabilities                               $ 64,136         $ 49,302
         --------------------------------------------------------------------------------
         NET DEFERRED TAX ASSETS                                $  4,063         $  1,596
         ================================================================================

         The Company files a consolidated federal income tax return. The Company's subsidiaries file separate state income tax returns. The method of allocation among the companies is subject to a written tax sharing agreement under which the tax liability is allocated to each member on a pro rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to each of the respective companies will not be more than what the Company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates, which are settled periodically.

         At December 31, 2000, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards.


7.       CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

          AS AT DECEMBER 31:
          ($ thousands, except per share amounts)                          2000                  1999
          -------------------------------------------------------------------------------------------
          AUTHORIZED:
              5,000,000 Common shares, Par value $1
              5,000,000 Preferred shares, Par value $100
          ISSUED AND OUTSTANDING:
              4,501,861 Common shares                                   $ 4,502               $ 4,502
                 105,000 Preferred shares                                10,500                10,500
          -------------------------------------------------------------------------------------------
          TOTAL                                                         $15,002               $15,002
          ===========================================================================================

         On January 29, 1999 in exchange for one common share, ManUSA contributed $1,722 that represented a receivable from a subsidiary to the Company. On April 15, 1999, ManUSA contributed an additional amount receivable of $778 from a subsidiary to the Company, which was recorded as a capital contribution.

         The Company is subject to statutory limitations on the payment of dividends to its parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 2000 was $120,298 (1999 $137,039). The aggregate statutory net income (loss) of the Company for the year ended 2000 was $(18,679); 1999 $5,770; 1998 $(23,491). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP as followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves.

8.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments were as follows:

         AS AT DECEMBER 31, 2000                         CARRYING                      ESTIMATED
         ($ thousands)                                     VALUE                       FAIR VALUE
         ----------------------------------------------------------------------------------------
         ASSETS:
             Fixed-maturity and equity securities       $   65,783                     $   65,783
             Short-term investments                          9,621                          9,621
             Policy loans                                   32,106                         32,106
             Cash and cash equivalents                      16,048                         16,048
             Separate account assets                     1,498,540                      1,498,540

         LIABILITIES:
             Separate account liabilities                1,498,540                      1,498,540
         ----------------------------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices, where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services.

         SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

         POLICY LOANS: Carrying values approximate fair values.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying amounts in the balance sheet for separate account assets and liabilities approximate their fair values.

9.       RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MLI and ManUSA which can be terminated by any party upon two months notice. Under the agreements, the Company will pay direct operating expenses incurred each year by both MLI and ManUSA on its behalf. Services provided under the agreement include legal, accounting, actuarial, investment, data processing, and certain other administrative services. Costs incurred under these agreements were $30,951, $28,214, and $34,070 in 2000, 1999 and 1998 respectively. At December 31, 2000, the Company had a net payable to MLI and ManUSA for these services of $19,294 (1999 - a net receivable of $2,552). In addition, there were $22,442, $10,489 and $12,817 of agents bonuses allocated to the Company during 2000, 1999 and 1998, respectively, which are included in deferred acquisition costs.

         The Company shares office facilities and personnel with its affiliates. Such shared costs and expenses are allocated to the Company and its subsidiaries based on time and usage.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon specified notice by either party. These agreements are summarized as follows:

         (a) On December 31, 2000, the stop loss reinsurance treaties under which the Company had ceded the risk in excess of $25 per life on its variable and single premium life products to MRC were terminated. No gain or loss resulted from the termination of these treaties.

         (b) The Company cedes the excess of a $10,000 retention limit up to the consolidated group retention limit of $15,000 on survivorship cases via yearly-renewable-term reinsurance with ManUSA. Effective February 28, 1999, the Company recaptured the excess of the $10,000 retention limit up to the consolidated group retention limit of $15,000 on survivorship cases, effectively retaining the full $15,000.

         (c) The Company cedes the risk in excess of New Taiwan Dollar ("NTD") $2,500 per life on its Taiwan individual and group life business to Manulife Reinsurance Limited under the terms of a yearly-renewable-term reinsurance agreement. The Company also cedes a small portion of its Taiwan accident and health business under the same treaty.

         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                           2000          1999            1998
         ----------------------------------------------------------------------------------------------------------
         Life and annuity premiums assumed                                    $    --       $    --         $    48
         Life and annuity premiums ceded                                        1,893         1,573           1,605
         Policy reserves ceded                                                     42            84             145
         ----------------------------------------------------------------------------------------------------------

         There were no reinsurance recoveries on ceded reinsurance contracts to affiliates during 2000, 1999 and 1998.

         The Company and MLI have entered into an agreement whereby MLI provides a claim-paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders.

10.      REINSURANCE

         In the normal course of business, the Company cedes reinsurance to third parties. The Company remains liable for amounts ceded in the event that third party reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                       2000           1999          1998
         -------------------------------------------------------------------------------------
         Direct premiums                                  $21,302        $15,590       $13,857
         Reinsurance ceded                                  7,310          5,405         4,567
         -------------------------------------------------------------------------------------
         TOTAL PREMIUMS                                   $13,992        $10,185        $9,290
         =====================================================================================

         Reinsurance recoveries on ceded reinsurance contracts with third parties were $2,190, $1,707 and $1,362 during 2000, 1999 and 1998 respectively.


11.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes, and other matters are not considered material.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
SEPARATE ACCOUNT THREE

Audited Financial Statements

Years ended December 31, 2000 and 1999 with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements


                     Years ended December 31, 2000 and 1999



                                    CONTENTS

Report of Independent Auditors .............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity ............................   2
Statements of Operations and Changes in Contract Owners' Equity ............   3
Notes to Financial Statements ..............................................  21

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 2000 and the related statements of operations and changes in contract owners' equity for each of the periods presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 2000, and the results of its operations and the changes in its contract owners' equity for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Ernst & Young LLP

February 2, 2001

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2000

ASSETS
Investments at market value:
    Sub-Accounts:
     Aggressive Growth Trust - 414,568 shares (cost $8,317,795)                        $  7,404,188
     All Cap Growth Trust - 917,816 shares (cost $21,435,305)                            18,952,901
     Balanced Trust - 2,301,089 shares (cost $41,156,745)                                35,574,830
     Blue Chip Growth Trust - 1,740,059 shares (cost $34,754,268)                        35,027,389
     Diversified Bond Trust - 311,760 shares (cost $3,265,279)                            3,264,125
     Dynamic Growth Trust - 185,672 shares (cost $2,011,883)                              1,481,662
     Emerging Small Company Trust - 2,675,893 shares (cost $68,799,429)                  93,709,783
     Equity Income Trust - 1,541,771 shares (cost $24,918,914)                           25,947,998
     Equity Index Trust - 4,534,540 shares (cost $72,791,172)                            74,366,453
     Global Bond Trust 64,239 shares (cost $737,497)                                        733,612
     Global Equity Trust - 604,842 shares (cost $10,311,871)                             11,177,484
     Growth Trust - 929,129 shares (cost $21,769,812)                                    16,482,743
     Growth and Income Trust - 1,839,411 shares (cost $49,602,514)                       52,496,785
     High Yield Trust - 396,203 shares (cost $5,141,212)                                  4,615,768
     Income and Value Trust - 566,502 shares (cost $6,727,177)                            5,982,262
     International Index Trust - 14,306 shares (cost $165,548)                              158,938
     International Small Cap Trust - 403,953 shares (cost $7,928,391)                     6,624,824
     International Stock Trust - 2,081,416 shares (cost $29,313,291)                     26,662,943
     International Value Trust - 133,744 shares (cost $1,579,527)                         1,612,952
     Internet Technologies Trust - 91,624 shares (cost $1,060,691)                          644,117
     Investment Quality Bond Trust - 2,262,945 shares (cost $26,320,858)                 26,566,974
     Large Cap Growth Trust - 1,041,019 shares (cost $15,668,005)                        13,096,022
     Lifestyle Aggressive 1000 Trust - 355,321 shares (cost $4,789,421)                   4,651,150
     Lifestyle Balanced 640 Trust - 732,304 shares (cost $9,796,654)                      9,915,393
     Lifestyle Conservative 280 Trust - 16,890 shares (cost $221,862)                       222,609
     Lifestyle Growth 820 Trust - 1,751,576 shares (cost $24,247,282)                    23,821,430
     Lifestyle Moderate 460 Trust - 122,270 shares (cost $1,633,000)                      1,590,737
     Mid Cap Blend Trust - 1,932,550 shares (cost $37,279,394)                           33,858,271
     Mid Cap Index Trust - 41,943 shares (cost $556,459)                                    550,706
     Mid Cap Stock Trust - 144,085 shares (cost $1,819,018)                               1,743,424
     Money Market Trust - 6,389,899 shares (cost $63,898,986)                            63,898,986
     Overseas Trust - 581,540 shares (cost $7,200,225)                                    6,926,139
     Pacific Rim Emerging Markets Trust - 1,127,991 shares (cost $10,976,143)             9,249,526
     Quantitative Equity Trust - 2,533,760 shares (cost $57,968,253)                     66,536,535
     Real Estate Securities Trust - 1,509,058 shares (cost $23,955,631)                  23,496,035
     Science and Technology Trust - 1,260,592 shares (cost $42,396,074)                  29,296,160
     Small Cap Index Trust - 13,777 shares (cost $165,715)                                  155,544
     Small Company Blend Trust - 158,597 shares (cost $2,356,277)                         1,793,734
     Small Company Value Trust - 240,324 shares (cost $2,971,748)                         3,119,400
     Strategic Bond Trust - 453,123 shares (cost $5,014,118)                              4,952,630
     Tactical Allocation Trust - 27,178 shares (cost $341,964)                              317,168
     Total Return Trust - 176,445 shares (cost $2,214,939)                                2,360,830
     Total Stock Market Index Trust - 26,376 shares (cost $316,787)                         293,833
     U.S. Government Securities Trust - 394,061 shares (cost $5,223,915)                  5,347,411
     U.S. Large Cap Value Trust - 576,467 shares (cost $7,414,578)                        7,545,950
     Value Trust - 552,755 shares (cost $7,722,162)                                       9,109,405
     500 Index Trust - 474,340 shares (cost $5,624,453)                                   5,350,558
                                                                                          ---------
Total assets                                                                           $778,688,317
                                                                                       ============

CONTRACT OWNERS' EQUITY

Variable life contracts                                             $778,688,317
                                                                    ============

See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity



                                                                                     SUB-ACCOUNT
                                                       ----------------------------------------------------------------------
                                                              AGGRESSIVE GROWTH                       ALL CAP GROWTH
                                                       ----------------------------------------------------------------------
                                                        YEAR ENDED          YEAR ENDED        YEAR ENDED            YEAR ENDED
                                                        DEC. 31/00          DEC. 31/99        DEC. 31/00            DEC. 31/99
                                                       ----------------------------------------------------------------------
Income:
    Net investment income (loss) during the year       $      --          $      --          $  1,203,584        $    893,908
    Realized gain (loss) during the year                   781,308            201,319           1,755,854             465,497
    Unrealized appreciation (depreciation)
     during the year                                    (1,388,722)           399,725          (5,835,143)          2,522,463
                                                       ----------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (607,414)           601,044          (2,875,705)          3,881,868
                                                       ----------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                             2,881,144            595,127           5,299,576           1,888,993
    Transfer on termination                               (306,391)          (133,411)         (1,097,397)           (645,925)
    Transfer on policy loans                               (53,389)              (156)           (261,519)            (17,003)
    Net interfund transfers                              3,030,368           (206,543)          3,919,834           2,996,672
                                                       ----------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                               5,551,732            255,017           7,860,494           4,222,737
                                                       ----------------------------------------------------------------------
Total increase (decrease) in assets                      4,944,318            856,061           4,984,789           8,104,605

Assets beginning of year                                 2,459,870          1,603,809          13,968,112           5,863,507
                                                       ----------------------------------------------------------------------
Assets end of year                                     $ 7,404,188        $ 2,459,870        $ 18,952,901        $ 13,968,112
                                                       ======================================================================


See accompanying notes.

                                                      SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                CAPITAL
             BALANCED                           BLUE CHIP GROWTH              GROWTH BOND                DIVERSIFIED BOND
----------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED           YEAR ENDED         YEAR ENDED
 DEC. 31/00          DEC. 31/99          DEC. 31/00          DEC. 31/99        DEC. 31/99           DEC. 31/00         DEC. 31/99
----------------------------------------------------------------------------------------------------------------------------------
$  1,922,658        $  3,363,625        $  1,256,181        $    704,256        $  1,504,363        $   236,515        $    96,499
     720,883           1,479,053           1,099,991             613,535            (404,112)           (34,002)            (9,175)

  (6,253,446)         (5,660,915)         (3,834,145)          2,347,320          (1,309,718)            45,990            (72,120)
----------------------------------------------------------------------------------------------------------------------------------

  (3,609,905)           (818,237)         (1,477,973)          3,665,111            (209,467)           248,503             15,204
----------------------------------------------------------------------------------------------------------------------------------


   4,618,303           5,916,660          10,092,471           6,033,752           1,253,415            815,715            561,745
  (5,579,871)         (5,526,738)         (2,477,865)         (1,605,280)           (627,273)          (127,254)           (59,417)
    (296,021)           (340,550)           (326,876)           (118,582)            (25,224)           (39,836)            (1,024)
  (4,910,092)         (4,108,655)          3,417,891           7,106,796         (21,636,729)           623,649            276,738
----------------------------------------------------------------------------------------------------------------------------------

  (6,167,681)         (4,059,283)         10,705,621          11,416,686         (21,035,811)         1,272,274            778,042
----------------------------------------------------------------------------------------------------------------------------------
  (9,777,586)         (4,877,520)          9,227,648          15,081,797         (21,245,278)         1,520,777            793,246

  45,352,416          50,229,936          25,799,741          10,717,944          21,245,278          1,743,348            950,102
----------------------------------------------------------------------------------------------------------------------------------
$ 35,574,830        $ 45,352,416        $ 35,027,389        $ 25,799,741        $       --          $ 3,264,125        $ 1,743,348
==================================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                            SUB-ACCOUNT
                                                         -----------------------------------------------------
                                                           DYNAMIC
                                                           GROWTH                  EMERGING SMALL COMPANY
                                                         -----------------------------------------------------
                                                         PERIOD ENDED         YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00**         DEC. 31/00           DEC. 31/99
                                                         -----------------------------------------------------
   Income:
      Net investment income (loss) during the year       $      --          $  10,861,111        $     931,296
      Realized gain (loss) during the year                   (34,245)           6,301,844            2,234,670
      Unrealized appreciation (depreciation)
       during the year                                      (530,220)         (20,697,016)          40,955,434
                                                         -----------------------------------------------------
   Net increase (decrease) in assets from
      operations                                            (564,465)          (3,534,061)          44,121,400
                                                         -----------------------------------------------------

   Changes from principal transactions:
      Transfer of net premiums                             1,038,582           10,324,298            9,489,193
      Transfer on termination                               (116,055)         (11,469,437)          (8,527,672)
      Transfer on policy loans                               (44,428)          (1,229,828)            (504,673)
      Net interfund transfers                              1,168,028           (2,950,927)          (8,765,065)
                                                         -----------------------------------------------------
   Net increase (decrease) in assets from
      principal transactions                               2,046,127           (5,325,894)          (8,308,217)
                                                         -----------------------------------------------------
   Total increase (decrease) in assets                     1,481,662           (8,859,955)          35,813,183

   Assets beginning of year                                     --            102,569,738           66,756,555
                                                         -----------------------------------------------------
   Assets end of year                                    $ 1,481,662        $  93,709,783        $ 102,569,738
                                                         =====================================================


** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                 SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
          EQUITY INCOME                            EQUITY INDEX                        GLOBAL BOND
----------------------------------------------------------------------------------------------------------
 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED
 DEC. 31/00          DEC. 31/99          DEC. 31/00          DEC. 31/99        DEC. 31/00       DEC. 31/99
----------------------------------------------------------------------------------------------------------
$  2,760,281        $  1,458,179        $    221,869        $  1,825,519        $  18,358        $  43,890
     (80,630)            374,940           2,696,756           3,651,616           (7,326)         (70,367)

     150,879          (1,255,027)        (10,555,450)          5,860,560            4,720          (14,905)
----------------------------------------------------------------------------------------------------------

   2,830,530             578,092          (7,636,825)         11,337,695           15,752          (41,382)
----------------------------------------------------------------------------------------------------------


   3,349,523           3,893,423          15,766,592          18,917,139          220,199          124,531
  (1,273,761)         (1,286,389)         (6,954,587)         (4,357,423)         (33,905)         (33,062)
     (53,101)            (77,443)           (248,765)           (494,140)          (2,085)             (11)
    (900,697)            311,991          (1,523,237)          5,753,290          (39,466)        (117,727)
----------------------------------------------------------------------------------------------------------

   1,121,964           2,841,582           7,040,003          19,818,866          144,743          (26,269)
----------------------------------------------------------------------------------------------------------
   3,952,494           3,419,674            (596,822)         31,156,561          160,495          (67,651)

  21,995,504          18,575,830          74,963,275          43,806,714          573,117          640,768
----------------------------------------------------------------------------------------------------------
$ 25,947,998        $ 21,995,504        $ 74,366,453        $ 74,963,275        $ 733,612        $ 573,117
==========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                                    SUB-ACCOUNT
                                                       -----------------------------------------------------------------------
                                                                GLOBAL EQUITY                              GROWTH
                                                       -----------------------------------------------------------------------
                                                        YEAR ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DEC. 31/00         DEC. 31/99          DEC. 31/00          DEC. 31/99
                                                       -----------------------------------------------------------------------
Income:
    Net investment income (loss) during the year       $  1,026,287        $   493,157        $  1,603,161        $    447,543
    Realized gain (loss) during the year                   (631,106)          (155,359)            695,686             530,120
    Unrealized appreciation (depreciation)
     during the year                                        740,951           (121,909)         (8,128,839)          2,359,746
                                                       -----------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            1,136,132            215,889          (5,829,992)          3,337,409
                                                       -----------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              2,106,572          1,527,332           6,069,409           2,817,768
    Transfer on termination                                (515,552)          (386,590)         (1,297,222)           (500,367)
    Transfer on policy loans                                (14,792)           (21,561)           (120,470)            (74,903)
    Net interfund transfers                               1,068,265          1,818,979           3,009,403           2,324,764
                                                       -----------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                2,644,493          2,938,160           7,661,120           4,567,262
                                                       -----------------------------------------------------------------------
Total increase (decrease) in assets                       3,780,625          3,154,049           1,831,128           7,904,671

Assets beginning of year                                  7,396,859          4,242,810          14,651,615           6,746,944
                                                       -----------------------------------------------------------------------
Assets end of year                                     $ 11,177,484        $ 7,396,859        $ 16,482,743        $ 14,651,615
                                                       =======================================================================


See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
          GROWTH AND INCOME                                HIGH YIELD                               INCOME AND VALUE
-------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED            YEAR ENDED              YEAR ENDED
 DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99            DEC. 31/00              DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$  3,025,404           $  1,278,189           $     14,646           $    340,814           $  1,092,315           $    408,866
     985,560              1,264,337                (62,640)               (57,295)               (16,392)                13,556

  (7,885,806)             4,417,624               (346,754)               (69,365)              (833,733)               (94,286)
-------------------------------------------------------------------------------------------------------------------------------

  (3,874,842)             6,960,150               (394,748)               214,154                242,190                328,136
-------------------------------------------------------------------------------------------------------------------------------

  11,665,612              7,477,562              1,336,937                799,494              1,131,379              1,638,769
  (3,632,508)            (3,261,292)              (275,933)              (179,923)              (459,846)              (330,215)
    (666,144)              (176,590)               (56,383)                (4,294)               (15,719)                (9,200)
   1,931,597              2,945,525                182,737                891,770                329,751                  1,531
-------------------------------------------------------------------------------------------------------------------------------
   9,298,557              6,985,205              1,187,358              1,507,047                985,565              1,300,885
-------------------------------------------------------------------------------------------------------------------------------
   5,423,715             13,945,355                792,610              1,721,201              1,227,755              1,629,021

  47,073,070             33,127,715              3,823,158              2,101,957              4,754,507              3,125,486
-------------------------------------------------------------------------------------------------------------------------------
$ 52,496,785           $ 47,073,070           $  4,615,768           $  3,823,158           $  5,982,262           $  4,754,507
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                                         -------------------------------------------------------
                                                         INTERNATIONAL
                                                             INDEX                 INTERNATIONAL SMALL CAP
                                                         -------------------------------------------------------
                                                         PERIOD ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00**           DEC. 31/00           DEC. 31/99
                                                         -------------------------------------------------------
Income:
   Net investment income (loss) during the year          $     2,220           $ 1,275,987           $     9,451

   Realized gain (loss) during the year                         (982)             (941,463)            1,126,604
   Unrealized appreciation (depreciation)
     during the year                                          (6,610)           (2,864,772)            1,360,161
                                                         -------------------------------------------------------
Net increase (decrease) in assets from
   operations                                                 (5,372)           (2,530,248)            2,496,216
                                                         -------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                  125,117             2,151,313               826,503
   Transfer on termination                                    (5,611)             (399,289)             (206,773)
   Transfer on policy loans                                   (6,792)             (227,364)              (11,684)
   Net interfund transfers                                    51,596             2,099,442              (266,727)
                                                         -------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                                    164,310             3,624,102               341,319
                                                         -------------------------------------------------------
Total increase (decrease) in assets                          158,938             1,093,854             2,837,535

Assets beginning of year                                        --               5,530,970             2,693,435
                                                         -------------------------------------------------------
Assets end of year                                       $   158,938           $ 6,624,824           $ 5,530,970
                                                         =======================================================

     * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

     ** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

     See accompanying notes.

                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                                              INTERNET
        INTERNATIONAL STOCK                  INTERNATIONAL VALUE            TECHNOLOGIES          INVESTMENT QUALITY BOND
------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED         YEAR ENDED         YEAR ENDED       PERIOD ENDED       PERIOD ENDED         YEAR ENDED         YEAR ENDED
  DEC. 31/00         DEC. 31/99         DEC. 31/00        DEC. 31/99*       DEC. 31/00**         DEC. 31/00         DEC. 31/99
------------------------------------------------------------------------------------------------------------------------------
$    141,854       $  2,378,902       $      4,865       $       --         $       --         $  1,764,230       $    115,157
   1,979,909          1,389,951            (24,646)            (6,853)              (156)           (65,106)          (118,167)

  (7,021,945)         2,728,312               (339)            33,763           (416,574)           543,010           (330,836)
------------------------------------------------------------------------------------------------------------------------------

  (4,900,182)         6,497,165            (20,120)            26,910           (416,730)         2,242,134           (333,846)
------------------------------------------------------------------------------------------------------------------------------

   4,769,383          3,991,679            970,793             67,544            613,893          3,717,837          2,534,307
  (2,042,903)        (1,409,171)           (57,439)            (5,873)           (49,773)        (2,138,923)        (1,228,511)
    (319,996)          (245,714)            (6,340)              --               (4,746)          (183,365)           (45,188)
     306,879           (561,839)           268,631            368,846            501,473           (247,524)        20,819,872
------------------------------------------------------------------------------------------------------------------------------

   2,713,363          1,774,955          1,175,645            430,517          1,060,847          1,148,025         22,080,480
------------------------------------------------------------------------------------------------------------------------------
  (2,186,819)         8,272,120          1,155,525            457,427            644,117          3,390,159         21,746,634

  28,849,762         20,577,642            457,427               --                 --           23,176,815          1,430,181
------------------------------------------------------------------------------------------------------------------------------
$ 26,662,943       $ 28,849,762       $  1,612,952       $    457,427       $    644,117       $ 26,566,974       $ 23,176,815
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                      SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                                 LARGE CAP GROWTH                     LIFESTYLE AGGRESSIVE 1000
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00          DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $  1,441,638         $    371,353         $    216,326         $    178,067
    Realized gain (loss) during the year                      21,675              100,576               (9,437)             (51,566)
    Unrealized appreciation (depreciation)
      during the year                                     (3,593,685)             677,804             (443,010)             371,856
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (2,130,372)           1,149,733             (236,121)             498,357
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                               4,930,460            1,349,722            1,402,412            1,220,401
    Transfer on termination                                 (935,574)            (310,785)            (465,958)            (711,359)
    Transfer on policy loans                                (149,564)             (20,962)              (1,220)              (3,817)
    Net interfund transfers                                4,710,968              876,677               (2,198)            (911,439)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                 8,556,290            1,894,652              933,036             (406,214)
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                        6,425,918            3,044,385              696,915               92,143


Assets beginning of year                                   6,670,104            3,625,719            3,954,235            3,862,092
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $ 13,096,022         $  6,670,104         $  4,651,150         $  3,954,235
                                                        ===========================================================================

 See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
        LIFESTYLE BALANCED 640                     LIFESTYLE CONSERVATIVE 280                       LIFESTYLE GROWTH 820
-------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
  DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$    569,650           $    396,729           $     13,788           $     11,447           $  1,673,771           $    962,278
      86,155                (30,994)                  (844)                 1,866                 79,771                (74,308)

    (472,949)               510,201                  2,739                 (7,716)            (2,474,203)             1,958,069
-------------------------------------------------------------------------------------------------------------------------------

     182,856                875,936                 15,683                  5,597               (720,661)             2,846,039
-------------------------------------------------------------------------------------------------------------------------------

   3,308,556              3,129,737                 30,443                 42,811              5,916,596              5,461,863
    (883,442)            (1,094,958)                (9,144)                (8,329)            (2,038,161)            (1,622,631)
    (122,975)               (64,221)                  --                     --                 (134,239)              (279,099)
    (805,706)              (306,459)                70,433                (32,902)               127,472             (1,593,145)
-------------------------------------------------------------------------------------------------------------------------------

   1,496,433              1,664,099                 91,732                  1,580              3,871,668              1,966,988
-------------------------------------------------------------------------------------------------------------------------------
   1,679,289              2,540,035                107,415                  7,177              3,151,007              4,813,027

   8,236,104              5,696,069                115,194                108,017             20,670,423             15,857,396
-------------------------------------------------------------------------------------------------------------------------------
$  9,915,393           $  8,236,104           $    222,609           $    115,194           $ 23,821,430           $ 20,670,423
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                         SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                              LIFESTYLE MODERATE 460                        MID CAP BLEND
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00           DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $    164,841         $     49,688         $  4,905,140         $  3,059,165
    Realized gain (loss) during the year                      (8,201)              (1,920)            (440,187)            (531,319)
    Unrealized appreciation (depreciation)
      during the year                                        (93,118)              30,959           (6,852,403)           4,461,702
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                63,522               78,727           (2,387,450)           6,989,548
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                                 499,839              324,816            5,698,436            5,041,183
    Transfer on termination                                 (278,844)             (80,708)          (2,255,941)          (1,858,127)
    Transfer on policy loans                                  (4,505)             (61,993)            (210,773)            (108,303)
    Net interfund transfers                                   34,843              336,696              333,630           (1,877,218)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   251,333              518,811            3,565,352            1,197,535
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                          314,855              597,538            1,177,902            8,187,083


Assets beginning of year                                   1,275,882              678,344           32,680,369           24,493,286
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $  1,590,737         $  1,275,882         $ 33,858,271         $ 32,680,369
                                                        ============         ============         ============         ============

     * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

     ** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

 See accompanying notes.

                                                        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
   MID CAP
    INDEX                   MID CAP STOCK                             MONEY MARKET                         OVERSEAS
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED         YEAR ENDED       PERIOD ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
DEC. 31/00**         DEC. 31/00        DEC. 31/99*         DEC. 31/00         DEC. 31/99         DEC. 31/00         DEC. 31/99
------------------------------------------------------------------------------------------------------------------------------
$      9,975       $       --         $       --         $  2,837,122       $  1,699,216       $    410,096                $--
       2,568              4,809               (158)              --                 --             (743,314)           588,825

      (5,753)           (82,824)             7,230               --                 --             (806,861)           485,470
------------------------------------------------------------------------------------------------------------------------------

       6,790            (78,015)             7,072          2,837,122          1,699,216         (1,140,079)         1,074,295
------------------------------------------------------------------------------------------------------------------------------


      62,405          1,209,637            114,220         60,929,701         29,641,080          2,507,305            516,783
     (18,904)           (70,213)            (9,534)        (7,374,966)        (5,654,160)          (284,281)           (73,681)
        --               (1,970)              --             (602,642)           266,827           (199,359)           (14,262)
     500,415            497,797             74,430        (37,492,208)       (12,059,047)         1,670,197          1,464,007
------------------------------------------------------------------------------------------------------------------------------

     543,916          1,635,251            179,116         15,459,885         12,194,700          3,693,862          1,892,847
------------------------------------------------------------------------------------------------------------------------------
     550,706          1,557,236            186,188         18,297,007         13,893,916          2,553,783          2,967,142


        --              186,188               --           45,601,979         31,708,063          4,372,356          1,405,214
------------------------------------------------------------------------------------------------------------------------------
$    550,706       $  1,743,424       $    186,188       $ 63,898,986       $ 45,601,979       $  6,926,139       $  4,372,356
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                                    PACIFIC RIM
                                                                  EMERGING MARKETS                       QUANTITATIVE EQUITY
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00           DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $     37,735         $    188,217         $  8,207,833         $  5,044,334
    Realized gain (loss) during the year                   1,142,246            1,967,184            3,373,479            3,505,103
    Unrealized appreciation (depreciation)
      during the year                                     (3,893,747)           1,745,251           (7,729,114)           2,911,530
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (2,713,766)           3,900,652            3,852,198           11,460,967
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                               1,890,887            1,679,389            8,153,108            7,800,323
    Transfer on termination                                 (692,836)            (471,769)          (8,068,279)          (5,396,356)
    Transfer on policy loans                                 (93,909)             (33,384)            (437,721)            (474,041)
    Net interfund transfers                                  349,025             (185,077)           1,180,710           (3,728,101)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                 1,453,167              989,159              827,818           (1,798,175)
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                       (1,260,599)           4,889,811            4,680,016            9,662,792


Assets beginning of year                                  10,510,125            5,620,314           61,856,519           52,193,727
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $  9,249,526         $ 10,510,125         $ 66,536,535         $ 61,856,519
                                                        ===========================================================================

* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                                              SMALL CAP
      REAL ESTATE SECURITIES                SCIENCE AND TECHNOLOGY             INDEX                SMALL COMPANY BLEND
------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED       PERIOD ENDED         YEAR ENDED        PERIOD ENDED
  DEC. 31/00         DEC. 31/99         DEC. 31/00         DEC. 31/99       DEC. 31/00**         DEC. 31/00        DEC. 31/99*
------------------------------------------------------------------------------------------------------------------------------
$    725,501       $  1,081,197       $    875,644       $  1,831,034       $      5,143       $    166,689       $      7,350
    (368,039)            82,415          4,226,679          2,759,418             (1,758)          (184,160)             1,781

   4,345,939         (2,907,686)       (19,928,665)         5,368,742            (10,171)          (603,705)            41,163
------------------------------------------------------------------------------------------------------------------------------

   4,703,401         (1,744,074)       (14,826,342)         9,959,194             (6,786)          (621,176)            50,294
------------------------------------------------------------------------------------------------------------------------------


   2,709,003          3,182,121         11,215,089          3,767,735             94,350          1,152,722            174,380
  (1,866,577)        (2,092,541)        (2,826,592)          (796,754)            (6,716)           (46,909)           (10,104)
    (245,678)          (117,862)          (405,481)           (98,286)            (3,396)           (27,509)              --
    (847,081)        (2,881,180)         9,680,246          8,691,040             78,092            954,977            167,059
------------------------------------------------------------------------------------------------------------------------------

    (250,333)        (1,909,462)        17,663,262         11,563,735            162,330          2,033,281            331,335
------------------------------------------------------------------------------------------------------------------------------
   4,453,068         (3,653,536)         2,836,920         21,522,929            155,544          1,412,105            381,629


  19,042,967         22,696,503         26,459,240          4,936,311               --              381,629               --
------------------------------------------------------------------------------------------------------------------------------
$ 23,496,035       $ 19,042,967       $ 29,296,160       $ 26,459,240       $    155,544       $  1,793,734       $    381,629
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                           SUB-ACCOUNT
                                                                  --------------------------------------------------------------
                                                                      SMALL COMPANY VALUE                   STRATEGIC BOND
                                                                  --------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                  DEC. 31/00       DEC. 31/99        DEC. 31/00       DEC. 31/99
                                                                  --------------------------------------------------------------
Income:
  Net investment income (loss) during the year                    $    2,245       $      305        $  286,876       $  204,203
  Realized gain (loss) during the year                                93,029            7,291           (66,380)         (74,383)
  Unrealized appreciation (depreciation)
    during the year                                                   48,360           88,627            61,320          (62,876)
                                                                  --------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                                         143,634           96,223           281,816           66,944
                                                                  --------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                                           747,241          398,042         1,165,949          747,221
  Transfer on termination                                           (104,932)         (50,211)         (235,557)        (169,596)
  Transfer on policy loans                                            (9,018)            --             (45,301)         (15,952)
  Net interfund transfers                                          1,241,872          289,944           304,387          (49,496)
                                                                  --------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                           1,875,163          637,775         1,189,478          512,177
                                                                  --------------------------------------------------------------
Total increase (decrease) in assets                                2,018,797          733,998         1,471,294          579,121

Assets beginning of year                                           1,100,603          366,605         3,481,336        2,902,215
                                                                  --------------------------------------------------------------
Assets end of year                                                $3,119,400       $1,100,603        $4,952,630       $3,481,336
                                                                  ==============================================================

*Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
  TACTICAL                                                           TOTAL STOCK
 ALLOCATION                       TOTAL RETURN                       MARKET INDEX                U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED            YEAR ENDED            PERIOD ENDED           PERIOD ENDED            YEAR ENDED            YEAR ENDED
DEC. 31/00**            DEC. 31/00             DEC. 31/99*           DEC. 31/00**            DEC. 31/00            DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$    11,333            $    29,836            $      --              $     2,748            $   319,991            $   143,586
        (20)                 6,187                   (252)                  (239)               (33,921)                21,642

    (24,796)               145,527                    364                (22,955)               189,826               (173,224)
-------------------------------------------------------------------------------------------------------------------------------
    (13,483)               181,550                    112                (20,446)               475,896                 (7,996)
-------------------------------------------------------------------------------------------------------------------------------

    270,846                800,492                102,093                199,595              1,442,818                933,102
     (7,090)               (68,577)               (17,463)                (9,092)              (420,953)              (302,051)
     (3,393)               (48,429)                  --                     --                    1,677                     75
     70,288              1,016,257                394,795                123,776               (710,743)               630,563
-------------------------------------------------------------------------------------------------------------------------------

    330,651              1,699,743                479,425                314,279                312,799              1,261,689
-------------------------------------------------------------------------------------------------------------------------------
    317,168              1,881,293                479,537                293,833                788,695              1,253,693

       --                  479,537                   --                     --                4,558,716              3,305,023
-------------------------------------------------------------------------------------------------------------------------------
$   317,168            $ 2,360,830            $   479,537            $   293,833            $ 5,347,411            $ 4,558,716
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                               SUB-ACCOUNT
                                                    -----------------------------------------------------------------
                                                         U.S. LARGE CAP VALUE                      VALUE
                                                    -----------------------------------------------------------------
                                                    YEAR ENDED        PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                    DEC. 31/00        DEC. 31/99*        DEC. 31/00       DEC. 31/99
                                                    -----------------------------------------------------------------
Income:
  Net investment income (loss) during the year      $    30,478       $      --         $      --         $   160,502
  Realized gain (loss) during the year                    2,018                18          (204,029)          (36,495)
  Unrealized appreciation (depreciation)
    during the year                                      35,510            95,862         1,955,231          (317,742)
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                             68,006            95,880         1,751,202          (193,735)
                                                    -----------------------------------------------------------------
Changes from principal transactions:
  Transfer of net premiums                            3,097,133           373,681         1,668,925         1,586,580
  Transfer on termination                              (306,562)          (40,839)         (372,336)         (292,517)
  Transfer on policy loans                               (6,546)             --            (118,965)           (4,081)
  Net interfund transfers                             2,799,989         1,465,208         1,097,532           419,572
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                              5,584,014         1,798,050         2,275,156         1,709,554
                                                    -----------------------------------------------------------------
Total increase (decrease) in assets                   5,652,020         1,893,930         4,026,358         1,515,819

Assets beginning of year                              1,893,930              --           5,083,047         3,567,228
                                                    -----------------------------------------------------------------
Assets end of year                                  $ 7,545,950       $ 1,893,930       $ 9,109,405       $ 5,083,047
                                                    =================================================================

*Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

            SUB-ACCOUNT
------------------------------
WORLDWIDE                                       TOTAL
  GROWTH           500 INDEX       --------------------------------
YEAR ENDED        PERIOD ENDED      YEAR ENDED          YEAR ENDED
DEC. 31/99        DEC. 31/00**      DEC. 31/00          DEC. 31/99
--------------------------------------------------------------------
$    11,362       $   11,246       $  51,387,171       $ 31,693,647
     68,678          (16,940)         22,080,244         20,827,272

    (14,108)        (273,894)       (115,641,365)        69,327,505
--------------------------------------------------------------------

     65,932         (279,588)        (42,173,950)       121,848,424
--------------------------------------------------------------------

    274,770        3,899,444         214,068,040        138,216,989
    (16,702)        (203,952)        (70,163,910)       (51,392,480)
    (11,284)         (18,727)         (7,067,602)        (3,208,585)
 (1,392,780)       1,953,381             275,952           (253,364)
--------------------------------------------------------------------

 (1,145,996)       5,630,146         137,112,480         83,362,560
--------------------------------------------------------------------
 (1,080,064)       5,350,558          94,938,530        205,210,984

  1,080,064             --           683,749,787        478,538,803
--------------------------------------------------------------------
$      --         $5,350,558       $ 778,688,317       $683,749,787
====================================================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 2000


1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in forty-seven sub-accounts of Manufacturers Investment Trust (the Trust). The account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, effective May 2, 2000, the following sub-account of the Account has been replaced with a new sub-account fund as follows:

   PREVIOUS FUND                                                NEW FUND
--------------------                                      --------------------
Mid Cap Growth Trust                                      All Cap Growth Trust

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                                       Commencement of
                                                      Operations of the
                                                         Sub-accounts
                                                      -----------------
Dynamic Growth Trust                                     May 2, 2000
International Index Trust                                May 2, 2000
International Value Trust                                May 1, 1999
Internet Technologies Trust                              May 2, 2000
Mid Cap Index Trust                                      May 2, 2000
Mid Cap Stock Trust                                      May 1, 1999
Small Cap Index Trust                                    May 2, 2000
Small Company Blend Trust                                May 1, 1999
Tactical Allocation Trust                                May 2, 2000
Total Return Trust                                       May 1, 1999
Total Stock Market Index Trust                           May 2, 2000
U.S. Large Cap Value Trust                               May 1, 1999
500 Index Trust                                          May 2, 2000

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


4. PURCHASES AND SALES

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the period ended December 31, 2000:

                                             PURCHASES              SALES
                                           ---------------------------------
Aggressive Growth Trust                    $  8,019,899         $  2,468,166
All Cap Growth Trust                         16,182,742            7,118,664
Balanced Trust                                4,205,822            8,450,845
Blue Chip Growth Trust                       15,877,023            3,915,222
Diversified Bond Trust                        1,769,759              260,970
Dynamic Growth Trust                          2,197,718              151,590
Emerging Small Company Trust                 18,477,959           12,942,742
Equity Income Trust                           6,769,753            2,887,508
Equity Index Trust                           18,733,836           11,471,964
Global Bond Trust                               304,886              141,785
Global Equity Trust                          18,079,661           14,408,881
Growth Trust                                 11,696,647            2,432,366
Growth & Income Trust                        15,046,839            2,722,878
High Yield Trust                              2,427,826            1,225,821
Income and Value Trust                        2,514,745              436,865
International Index Trust                       174,861                8,331
International Small Cap Trust                16,507,631           11,607,542
International Stock Trust                    21,063,260           18,208,044
International Value Trust                     2,464,874            1,284,364
Internet Technologies Trust                   1,691,129              630,282
Investment Quality Bond Trust                 5,805,208            2,892,953
Large Cap Growth Trust                       11,430,246            1,432,319
Lifestyle Aggressive 1000 Trust               1,666,763              517,400
Lifestyle Balanced 640 Trust                  3,973,581            1,907,498
Lifestyle Conservative 280 Trust                120,201               14,680
Lifestyle Growth 820 Trust                    7,105,742            1,560,302
Lifestyle Moderate 460 Trust                    704,837              288,663
Mid Cap Blend Trust                          11,675,074            3,204,582
Mid Cap Index Trust                             858,391              304,500
Mid Cap Stock Trust                           2,505,863              870,613
Money Market Trust                          133,882,405          115,585,398
Overseas Trust                               21,862,479           17,758,521
Pacific Rim Emerging Markets Trust           10,745,858            9,254,956
Quantitative Equity Trust                    17,411,696            8,376,044
Real Estate Securities Trust                  3,372,234            2,897,066
Science & Technology Trust                   40,656,264           22,117,359
Small Cap Index Trust                           188,065               20,592
Small Company Blend Trust                     4,543,750            2,343,780
Small Company Value Trust                     2,836,537              959,130
Strategic Bond Trust                          2,180,768              704,413
Tactical Allocation Trust                       347,423                5,439
Total Return Trust                            2,007,281              277,702
Total Stock Market Index                        322,499                5,472
U.S. Government Securities Trust              2,117,690            1,484,900
U.S. Large Cap Value Trust                    6,193,938              579,446
Value Trust                                   3,939,653            1,664,497
500 Index Trust                               5,883,114              241,721
                                           ---------------------------------
Total                                      $488,544,430         $300,044,776
                                           =================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


5. UNIT VALUES

A summary of the accumulation unit values at December 31, 2000 and December 31, 1999 and the accumulation units and dollar value outstanding at December 31, 2000 for the variable life contracts are as follows:

                                                 1999                          2000
                                              -----------------------------------------------------------
                                              UNIT VALUE      UNIT VALUE       UNITS            DOLLARS
                                              -----------------------------------------------------------
Aggressive Growth Trust                       $    20.16      $    20.77       356,548      $   7,404,188
All Cap Growth Trust                               28.33           25.28       749,807         18,952,901
Balanced Trust                                     29.49           26.74     1,330,346         35,574,830
Blue Chip Growth Trust                             24.63           23.95     1,462,754         35,027,389
Diversified Bond Trust                             13.07           14.42       226,375          3,264,125
Dynamic Growth Trust                                --              7.98       185,672          1,481,662
Emerging Small Company Trust                       74.86           71.65     1,307,969         93,709,783
Equity Income Trust                                16.64           18.80     1,380,099         25,947,998
Equity Index Trust                                 23.78           21.57     3,447,963         74,366,453
Global Bond Trust                                  13.27           13.49        54,365            733,612
Global Equity Trust                                16.97           19.04       587,025         11,177,484
Growth Trust                                       25.46           18.51       890,331         16,482,743
Growth and Income Trust                            23.46           21.79     2,408,919         52,496,785
High Yield Trust                                   15.37           14.00       329,776          4,615,768
Income and Value Trust                             15.51           16.28       367,507          5,982,262
International Index Trust                           --             11.27        14,103            158,938
International Small Cap Trust                      26.16           18.53       357,528          6,624,824
International Stock Trust                          18.12           15.12     1,763,929         26,662,943
International Value Trust                          12.98           12.14       132,848          1,612,952
Internet Technologies Trust                         --              7.03        91,924            644,117
Investment Quality Bond Trust                      14.51           15.87     1,673,822         26,566,974
Large Cap Growth Trust                             19.42           16.65       786,413         13,096,022
Lifestyle Aggressive 1000 Trust                    17.21           16.33       284,768          4,651,150
Lifestyle Balanced 640 Trust                       16.76           17.18       577,034          9,915,393
Lifestyle Conservative 280 Trust                   15.74           16.95        13,131            222,609
Lifestyle Growth 820 Trust                         17.62           17.09     1,393,678         23,821,430
Lifestyle Moderate 460 Trust                       16.40           17.10        93,014          1,590,737
Mid Cap Blend Trust                                18.95           17.74     1,908,650         33,858,271
Mid Cap Index Trust                                 --             13.39        41,116            550,706
Mid Cap Stock Trust                                12.60           12.10       144,085          1,743,424
Money Market Trust                                 19.15           20.28     3,151,211         63,898,986
Overseas Trust                                     18.96           15.41       449,483          6,926,139
Pacific Rim Emerging Markets Trust                 11.85            8.97     1,031,699          9,249,526
Quantitative Equity Trust                          53.10           56.45     1,178,769         66,536,535
Real Estate Securities Trust                       30.30           38.08       616,941         23,496,035
Science & Technology Trust                         40.21           26.51     1,104,943         29,296,160
Small Cap Index                                     --             11.70        13,291            155,544
Small Company Blend Trust                          16.07           12.90       139,069          1,793,734
Small Company Value Trust                           9.21            9.76       319,683          3,119,400
Strategic Bond Trust                               14.11           15.15       326,940          4,952,630
Tactical Allocation Trust                           --             12.10        26,212            317,168
Total Return Trust                                 12.37           13.72       172,081          2,360,830
Total Stock Market Index Trust                      --             11.24        26,131            293,833
U.S. Government Securities Trust                   11.91           13.21       404,853          5,347,411
U.S. Large Cap Value Trust                         12.84           13.20       571,773          7,545,950
Value Trust                                        13.81           17.20       529,481          9,109,405
500 Index Trust                                     --             11.30       473,346          5,350,558
                                                                                            -------------
Total                                                                                       $ 778,688,317
                                                                                            =============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                           PART II. OTHER INFORMATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

         The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT
This registration statement comprises the following papers and documents:

The facing sheet;
Cross-Reference Sheet;
The Prospectus, consisting of __ pages;
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940 The signatures;
Written consents of the following persons:
                  Ernst & Young LLP - Filed Herein

                  Opinion and Consent of Actuary - Filed Herein


The following exhibits are filed as part of this Registration Statement:

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

     A(1) Resolutions of Board of Directors of The Manufacturers Life Insurance Company of America establishing Separate Account Three. Incorporated by reference to Exhibit A(1) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998.

     A(3)(a)(i)   Distribution Agreement between The Manufacturers Life
                  Insurance Company of America and ManEquity, Inc. dated
                  December 23, 1986. Incorporated by reference to Exhibit
                  A(3)(a)(i) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998.

     A(3)(a)(ii)  Amendment to Distribution Agreement between The Manufacturers
                  Life Insurance Company of America and ManEquity, Inc. dated May 30, 1992. Incorporated by reference to Exhibit A(3)(a)(i) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998.

     A(3)(a)(iii) Amendment to Distribution Agreement between The Manufacturers
                  Life Insurance Company of America and ManEquity, Inc. dated February 23, 1994. Incorporated by reference to Exhibit A(3)(a)(iii) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998.

     A(3)(b)(i)   Specimen Agreement between ManEquity, Inc. and registered
                  representatives. Incorporated by reference to Exhibit A(3)(b)
                  (i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(ii)  Specimen agreement between The Manufacturers Life Insurance
                  Company of America and registered representatives. Incorporated by reference to Exhibit A(3)(b)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(iii) Specimen Agreement between ManEquity, Inc. and dealers.
                  Incorporated by reference to Exhibit A(3)(b)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(iv)  Specimen agreement between The Manufacturers Life Insurance
                  Company of America and dealers. Incorporated by reference to Exhibit A(3)(b)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(5)(a) Specimen Flexible Premium Variable Life Insurance Policy - Incorporated by reference to Exhibit A(5)(a) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-66303 filed February 5, 1999.

     A(6)(a) Restated Articles of Redomestication of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(a) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

     A(6)(b) By-Laws of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(b) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

     A(8)(a)(i)   Service Agreement between The Manufacturers Life Insurance
                  Company and The Manufacturers Life Insurance Company of
                  America dated June 1, 1988. Incorporated by reference to
                  Exhibit A(8)(a)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(ii)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1992. Incorporated by reference to Exhibit A(8)(a)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(iii) Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1993. Incorporated by reference to Exhibit A(8)(a)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(iv)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated June 30, 1993. Incorporated by reference to Exhibit A(8)(a)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(v)   Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1996. Incorporated by reference to Exhibit A(8)(a)(v) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(vi)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.


     A(8)(a)(vii) Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment no. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.


     A(8)(b) Specimen Stoploss Reinsurance Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company. Incorporated by reference to Exhibit A(8)(b) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998.

     A(8)(c)(i)   Service Agreement between The Manufacturers Life Insurance
                  Company and ManEquity, Inc. dated January 2, 1991.
                  Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(c)(ii)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and ManEquity, Inc. dated March 1, 1994. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(10)(a)(i)  Specimen Application for Flexible Premium Variable Life
                  Insurance Policy. Incorporated by reference to Exhibit A(10) to post effective amendment no. 3 to the registration statement on Form S-6, file number 33-77256, filed April 26, 1996.


     A(10)(a)(ii) Specimen Rider for Flexible Premium Survivorship Variable Life
                  Insurance Policy. Incorporated by reference to Exhibit A(10) to post-effective amendment no. 3 to the registration statement on Form S-6, file number 333-66303, filed April 27, 2000.


     A(10)(b) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to post effective amendment no. 5 to the registration statement on Form S-6, file number 33-77256, filed December 23, 1996.

2.  Consents of the following:

        A. Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit 2.A to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-66303, filed February 5, 1999.

        B. Opinion and consent of Brian Koop, Assistant Vice-President and Pricing Actuary of The Manufacturers Life Insurance Company of America - Filed Herein

        C.  Consent of Ernst & Young LLP- Filed Herein

3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

4.  Not applicable.

6. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit 6 to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-66303, filed February 5, 1999.

7. Powers of Attorney. Incorporated by reference to Exhibit 1 to post effective amendment no. 1 to the registration statement on Form S-6, file number 333-69719, filed February 25, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf in the City of Toronto, Province of Ontario, Canada, on this 19th day of April, 2001.


SEPARATE ACCOUNT THREE OF
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
(Registrant)

By: THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
(Depositor)


By: /s/ Donald A. Guloien
    -----------------------------
DONALD A. GULOIEN
President

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA


By: /s/ Donald A. Guloien
    ------------------------------
DONALD A. GULOIEN
President

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed by the following persons in the capacities indicated on this 19th day of April, 2001.


Signature                                     Title

*                                             Chairman and Director
------------------------------------
JOHN D. RICHARDSON


/s/ Donald A. Guloien                         President and Director
------------------------------------          (Principal Executive Officer)
DONALD A. GULOIEN

*
------------------------------------
SANDRA M. COTTER                              Director


/s/ James D. Gallagher                        Director
------------------------------------
JAMES D. GALLAGHER

*                                             Director
------------------------------------
JAMES O'MALLEY

*                                             Director
------------------------------------
JOSEPH J. PIETROSKI






/s/ Denis Turner                              Vice President and Treasurer
------------------------------------          (Principal Financial
DENIS TURNER                                  and Accounting Officer)


* /s/ James D. Gallagher
------------------------------------
JAMES D. GALLAGHER
  Pursuant to Power of Attorney

                                 EXHIBIT INDEX
Item No.     Description

B. Opinion and consent of Brian Koop, Assistant Vice-President and Pricing Actuary of The Manufacturers Life Insurance Company of America - Filed Herein

C.       Consent of Ernst & Young LLP - Filed Herein